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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
E. I. du Pont de Nemours and Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Annual Meeting - April 26, 2006

March 17, 2006

Dear Stockholder:

You are invited to attend the Company's 2006 Annual Meeting on Wednesday, April 26, 2006, at 10:30 a.m. in the DuPont Theatre, DuPont Building, Wilmington, Delaware.

The enclosed Notice of Annual Meeting and Proxy Statement provide information about the governance of our Company and describe the various matters to be acted upon during the meeting. In addition, there will be a report on the state of the Company's business and an opportunity for you to express your views on subjects related to the Company's operations.

To make it easier for you to vote your shares, you have the choice of voting over the Internet, by telephone, or by completing and returning the enclosed proxy card. The proxy card describes your voting options in more detail. In any case, you may request a ticket for the meeting. If you need special assistance, please contact the DuPont Stockholder Relations Office at 302-774-3034.

The Annual Meeting gives us an opportunity to review our progress as a unified, growth-focused science company. We appreciate your ownership of DuPont, and I hope you will be able to join us on April 26.

Sincerely,

C. O. Holliday, Jr.

March 17, 2006

To the Holders of Common Stock of
E. I. du Pont de Nemours and Company

NOTICE OF ANNUAL MEETING

The Annual Meeting of Stockholders of E. I. DU PONT DE NEMOURS AND COMPANY will be held on Wednesday, April 26, 2006, at 10:30 a.m. local time, in the DuPont Theatre in the DuPont Building, 1007 Market Street, Wilmington, Delaware. The meeting will be held to consider and act upon the election of directors, the ratification of the Company's independent registered public accounting firm, stockholder proposals described in the Proxy Statement and such other business as may properly come before the meeting.

Holders of record of DuPont Common Stock at the close of business on March 6, 2006, are entitled to vote at the meeting.

This notice and the accompanying proxy materials are sent to you by order of the Board of Directors.

Mary E. Bowler Secretary

      YOUR VOTE IS IMPORTANT. THERE ARE THREE WAYS TO VOTE:

          ☐    By Internet, or

          ☐    By telephone, or

          ☐    Sign, date and return your proxy card in the enclosed envelope as soon as possible.

  Registered stockholders and holders of shares in the Company's U.S. employee benefit plans may access their proxy materials electronically in 2007 by visiting www.computershare.com/us/ecomms. Stockholders with brokerage accounts can determine if their brokers offer electronic delivery by visiting www.icsdelivery.com.

2006 ANNUAL MEETING OF STOCKHOLDERS

          Proxy Statement

General Information	1
Governance of the Company	2
Board of Directors	3
Corporate Governance Guidelines	3
Committees of the Board	8
Committee Membership	9
Communications with the Board and Directors	10
Code of Business Conduct and Ethics	10
Office of the Chief Executive	10
Audit Committee Report	11
Directors' Compensation	12
Election of Directors	14
Nominee Biographies	14
Other Information
Ownership of Company Stock	17
Compensation Committee Report on Executive Compensation	18
Summary Compensation Table	24
Stock Option Grants Table	25
Option Exercises/Year-End Values Table	26
Long-Term Incentive Plan Awards Table	26
Stock Performance	28
Retirement Benefits	29
Ratification of Independent Registered Public Accounting Firm	30
Stockholder Proposal on
Executive Compensation	31
Genetically Modified Food	33
Performance-Based Compensation	35
PFOA	37
Chemical Facility Security	39
Audit Committee Charter	A-1
Summary of Audit Committee Policy on Pre-approval of Services Performed by the Independent Registered Public Accounting Firm	A-4
Compensation Committee Charter	B-1
Corporate Governance Committee Charter	C-1
Director Nomination Process	C-2

Proxy Statement

The enclosed proxy materials are being sent at the request of the Board of Directors of E. I. du Pont de Nemours and Company to encourage you to vote your shares at the Annual Meeting of Stockholders to be held April 26, 2006. This Proxy Statement contains information on matters that will be presented at the meeting and is provided to assist you in voting your shares.

The Company's 2005 Annual Report on SEC Form 10-K, containing management's discussion and analysis of financial condition and results of operations of the Company and the audited financial statements, and this Proxy Statement were distributed together beginning March 17, 2006.

General Information

Who May Vote

All holders of record of DuPont Common Stock as of the close of business on March 6, 2006 (the record date) are entitled to vote at the meeting. Each share of stock is entitled to one vote. As of the record date, 921,122,610 shares of DuPont Common Stock were outstanding. A majority of the shares voted in person or by proxy is required for the approval of each of the proposals described in this Proxy Statement. Abstentions and broker non-votes are not counted in the vote.

How to Vote

Even if you plan to attend the meeting you are encouraged to vote by proxy. You may vote by proxy in one of the following ways:

•
By Internet at the address listed on the proxy card.

•
By telephone using the toll-free number listed on the proxy card.

•
By returning the enclosed proxy card (signed and dated) in the envelope provided.

When you vote by proxy, your shares will be voted according to your instructions. If you sign your proxy card but do not specify how you want your shares to be voted, they will be voted as the Board of Directors recommends. You can change or revoke your proxy by Internet, telephone or mail at any time before the polls close at the Annual Meeting.

Shares Held In Savings Plans

If you participate in one of the following plans, your voting instruction card will include the shares you hold in the plan:

    DuPont 401(k) and Profit Sharing Plan for
        DuPont Holographics, Inc.,
        DuPont Display Solutions, Inc.,
        DuPont Displays, Inc.,
        Inpaco Corporation, and
        Liqui-Box Corporation

    DuPont Powder Coatings USA
        Profit Sharing Plan

    DuPont Savings and Investment Plan

    Pioneer Hi-Bred International, Inc.
        Savings Plan

    Solae Savings Investment Plan

    Thrift Plan for Employees of Sentinel
        Transportation, LLC

The plan trustees will vote according to the instructions received on your proxy. If proxies for shares in savings plans are not received by Internet, telephone or mail, those shares will be voted by the trustees as directed by the plan sponsor or by an independent fiduciary selected by the plan sponsor.

Proxy Statement Proposals

At each annual meeting stockholders are asked to elect directors to serve on the Board of Directors and to ratify the appointment of our independent registered public accounting firm for the year. Other proposals may be submitted by the Board of Directors or stockholders to be included in the proxy statement. To be considered for inclusion in the 2007 Annual Meeting Proxy Statement, stockholder proposals must be received by the Company no later than November 17, 2006.

 For any proposal that is not submitted for inclusion in next year's proxy statement, but is instead sought to be considered as timely and presented directly at the 2007 Annual Meeting, Securities and Exchange Commission rules permit management to vote proxies in its discretion if the Company: (1) receives notice of the proposal before the close of business on January 31, 2007 and advises stockholders in the 2007 Annual Meeting Proxy Statement about the nature of the matter and how management intends to vote on such matter; or (2) does not receive notice of the proposal prior to the close of business on January 31, 2007.

Proxy Committee

The Proxy Committee is composed of directors of the Company who vote as instructed the shares of DuPont Common Stock for which they receive proxies. Proxies also confer upon the Proxy Committee discretionary authority to vote the shares on any matter which was not known to the Board of Directors a reasonable time before solicitation of proxies, but which is properly presented for action at the meeting.

Solicitation of Proxies

The Company will pay all costs relating to the solicitation of proxies. Innisfree M&A Incorporated has been retained to assist in soliciting proxies at a cost of $10,000 plus reasonable expenses. Proxies may be solicited by officers, directors and employees of the Company personally, by mail, or by telephone or other electronic means. The Company will also reimburse brokers, custodians, nominees and fiduciaries for reasonable expenses in forwarding proxy materials to beneficial owners of DuPont Common Stock.

Secrecy in Voting

As a matter of policy, proxies, ballots and voting tabulations that identify individual stockholders are held confidential by the Company. Such documents are available for examination only by the independent tabulation agents, the independent inspectors of election and certain employees associated with tabulation of the vote. The identity of the vote of any stockholder is not disclosed except as may be necessary to meet legal requirements.

Governance of the Company

Strong corporate governance is an integral part of the Company's core values, supporting the Company's sustainable growth mission. DuPont is committed to having sound corporate governance principles and practices. Please visit the Company's website at www.dupont.com, under the "Investor Center" caption, for the Board's Corporate Governance Guidelines, the Board-approved Charters for the Audit, Compensation and Corporate Governance Committees and related information. These Guidelines and Charters are also included in this Proxy Statement and free copies may be obtained by writing to the Corporate Secretary.

DUPONT BOARD OF DIRECTORS

CORPORATE GOVERNANCE GUIDELINES

              These Guidelines serve as an important framework for the Board's corporate governance practices and to assist the Board in carrying out its responsibilities effectively. The Board reviews these Guidelines periodically and may modify them as appropriate to reflect the evolution of its governance practices.

The Board

    Responsibility

The Board has an active responsibility for broad corporate policy and overall performance of the Company through oversight of management and stewardship of the Company to enhance the long-term value of the Company for its shareholders and the vitality of the Company for its other stakeholders.

    Role

             In carrying out its responsibility, the Board has specific functions, in addition to the general oversight of management and the Company's business performance, including providing input and perspective in evaluating alternative strategic initiatives; reviewing and, where appropriate, approving fundamental financial and business strategies and major corporate actions; ensuring processes are in place to maintain the integrity of the Company; evaluating and compensating the CEO; and planning for CEO succession and monitoring succession planning for other key positions.

    Duties

             Directors are expected to expend sufficient time, energy and attention to assure diligent performance of their responsibility. Directors are expected to attend meetings of the Board, its Committees on which they serve, and the Annual Meeting of Shareholders; review materials distributed in advance of the meetings; and make themselves available for periodic updates and briefings with management via telephone or one-on-one meetings.

    Leadership

             The positions of Chairman of the Board and CEO are held by the same person, except in specific circumstances.

    Independence

             A majority of the Board are independent directors in accordance with the standards of independence of the New York Stock Exchange and as described in the Guidelines. See pages 6-7. The Corporate Governance Committee as well as the Board annually reviews relationships that Directors may have with the Company to make a determination of whether there are any material relationships that would preclude a Director being independent.

    Qualifications

             Directors are selected for their integrity and character, sound, independent judgment, breadth of experience, insight and knowledge, and business acumen. Leadership skills, scientific or technology expertise, familiarity with issues affecting global businesses in diverse industries, prior government service, and diversity are among the relevant criteria, which will vary over time depending on the needs of the Board. The Corporate Governance Committee considers candidates for potential nomination to recommend for approval by the full Board.

              The Board does not limit the number of other public company boards that a Director may serve on. However, the Corporate Governance Committee considers the number of boards a Director sits on. Directors are encouraged to limit the number of other public company boards to take into account their time and effectiveness and are expected to advise the Chairman in advance of serving on another board.

              When a Director's principal responsibilities or business association changes significantly, the Director will tender his or her resignation to the Chairman for consideration by the Corporate Governance Committee of the continued appropriateness for Board service.

              No Director may stand for reelection to the Board after reaching age 70. An employee Director retires from the Board when retiring from employment with the Company, with the exception of the former CEO. The Board may in unusual circumstances and for a limited period ask a Director to stand for reelection after the prescribed retirement date.

    Orientation and Continuing Education

             New Directors participate in an orientation process to become familiar with the Company and its strategic plans and businesses, significant financial matters, core values including ethics, compliance programs, corporate governance practices and other key policies and practices through a review of background materials, meetings with senior executives and visits to Company facilities. The Corporate Governance Committee is responsible for providing guidance on Directors' continuing education.

    Compensation

             The Board believes that compensation for outside Directors should be competitive. DuPont Common Stock is a key component with payment of a portion of Director compensation as DuPont stock, options or similar form of equity-based compensation, combined with stock ownership guidelines requiring all outside Directors to hold DuPont stock equal to at least two times the annual retainer within five years. The Compensation Committee reviews periodically the level and form of Director compensation and, if appropriate, proposes changes for consideration by the full Board.

    Annual Self-Evaluation

             The Board and each Committee make an annual self-evaluation of its performance with a particular focus on overall effectiveness. The Corporate Governance Committee is responsible for overseeing the self-evaluation process.

    Access to Management and Advisors

             Directors have access to the Company's management and, in addition, are encouraged to visit the Company's facilities. As necessary and appropriate, the Board and its Committees may retain outside legal, financial or other advisors.

Board Meetings

    Selection of Agenda Items

             The Chairman establishes the agenda for Board meetings, in conjunction with Chairs of the Committees. Directors are encouraged to suggest items for inclusion on the agenda and may raise subjects not specifically on the agenda.

    Attendance of Senior Executives

             The Board welcomes regular attendance of senior executives to be available to participate in discussions. Presentation of matters to be considered by the Board are generally made by the responsible executive.

    Executive Sessions

             Regularly scheduled Board meetings include a session of all Directors and the CEO. In addition, the Board meets in regularly scheduled executive sessions without the participation of the CEO or other senior executives. The presiding director is generally the Chair of the Corporate Governance Committee, unless there is a matter within the responsibility of another Committee, such as CEO evaluation and compensation, when the Chair of that Committee presides.

Leadership Assessment

    Succession Planning

             The Board plans for succession to the position of CEO. The Compensation Committee oversees the succession planning process. To assist the Board, the CEO periodically provides the Board with an assessment of senior executives and their potential to succeed to the position of CEO, as well as perspective on potential candidates from outside the Company. The Board has available on a continuing basis the CEO's recommendation should he/she be unexpectedly unable to serve. The CEO also provides the Board with an assessment of potential successors to key positions.

    CEO Evaluation and Compensation

             Through an annual process overseen and coordinated by the Compensation
Committee, independent Directors evaluate the CEO's performance and set the CEO's compensation.

Guidelines for Determining the Independence
of DuPont Directors

  It is the expectation and practice of the Board that, in their roles as members of the Board, all members will exercise their independent judgment diligently and in good faith, and in the best interests of the Company and its shareholders as a whole, notwithstanding any member's other activities or affiliations.

 However, in addition, the Board has determined that a majority of its members should be "independent" in that they are free of any material relationship with the Company or Company management, whether directly or as a partner, shareholder or officer of an organization that has a material relationship with the Company. In furtherance of this objective, the Board has adopted the following Guidelines for determining whether a member is considered "independent."

 The Board will re-examine the independence of each of its members once per year and again if a member's outside affiliations change substantially during the year.

 For purposes of these Guidelines, "members of his/her immediate family" and similar phrases will mean a person's spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law, and anyone (other than an employee) who shares the person's home. "The Company" means the Company and all of its consolidated subsidiaries.

  1.
  Regardless of other circumstances, a Board member will not be deemed independent if s/he does not meet the independence standards adopted by the New York Stock Exchange (see page 7), or any applicable legal requirement.

  2.
  Except in special circumstances, as determined by a majority of the independent members of the Board, the following relationships will be considered not to be material relationships that would affect a Board member's independence:

  (a)
  If the Board member is an executive officer or employee, or any member of his/her immediate family is an executive officer, of a bank to which the Company is indebted, and the total amount of the indebtedness does not exceed one percent (1%) of the total assets of the bank for any of the past three (3) years.

  (b)
  If the Board member or any member of his/her immediate family serves as an officer, director or trustee of a charitable or educational organization, and contributions by the Company do not exceed the greater of one million dollars (US $1,000,000) or two percent (2%) of such organization's annual consolidated gross revenues, including annual charitable contributions, for any of the past three (3) years.

  3.
  If a Board member has a relationship that exceeds the thresholds described in Section 2 above, or another significant relationship with the Company or its management that is not described in Section 2 above, then the Board will determine by a majority of the independent members whether that member's relationship would affect the Board member's independence.

  4.
  The Board will consider all relevant facts and circumstances in determining independence.

  5.
  Any determinations of independence made pursuant to Section 3 above will be disclosed in the Company's annual meeting proxy statement.

 Current New York Stock Exchange standards state that a director will not be independent:

  (a)
  If the Board member is, or has been within the last three (3) years, an employee or any member of his/her immediate family is, or has been within the last three (3) years, an executive officer of the Company;

  (b)
  If the Board member is a current employee/partner, or if any member of his/her immediate family is a current partner or a current employee of the Company's auditor that participates in the firm's audit, assurance or tax compliance (but not tax planning) practice, or the Board member or his/her immediate family was within the last three (3) years (but is no longer) a partner or employee of the firm and personally worked on the Company's audit within that time;

  (c)
  If the Board member or any member of his/her immediate family is, or in the last three (3) years has been, employed as an executive officer of another company where the Company's present executive officers at the same time serve/served on that company's compensation committee;

  (d)
  If the Board member is a current employee, or if any member of his/her family is a current executive officer, of another company that makes payments to, or receives payments from, the Company for property or services which exceed the greater of one million dollars (US $1,000,000) or two percent (2%) of the other company's annual consolidated gross revenues for any of the last three (3) years; or

  (e)
  If the Board member, or a member of his/her immediate family, has received more than one hundred thousand dollars (US $100,000) in direct compensation from the Company (other than director and committee fees and pension or other forms of deferred compensation for prior service which are not contingent in any way on continued service) during any twelve-month period within the last three (3) years.

Committees of the Board
Audit Committee	Responsibilities include: ☐ Employs the Company's independent registered public accounting firm, subject to stockholder ratification, to audit the Company's consolidated financial statements.
☐ Pre-approves all services performed by the Company's independent registered public accounting firm.
☐ Provides oversight on the external reporting process and the adequacy of the Company's internal controls.
☐ Reviews the scope of the audit activities of the independent registered public accounting firm and the Company's internal auditors and appraises audit efforts of both.
☐ Reviews services provided by the Company's independent registered public accounting firm and other disclosed relationships as they bear on the independence of the Company's independent registered public accounting firm.
☐ Establishes procedures for the receipt, retention and resolution of complaints regarding accounting, internal controls or auditing matters.

All members of the Audit Committee are independent directors under the Board's Corporate Governance Guidelines and applicable regulatory and listing standards. The Board has determined that Dr. Curtis J. Crawford is an audit committee financial expert within the meaning of applicable Securities and Exchange Commission rules.

See the Audit Committee Report on page 11. The Audit Committee Charter is attached at Appendix "A" and is available on the Company's website (www.dupont.com). A summary of The Audit Committee Policy on Pre-approval of Services Performed by the Independent Registered Public Accounting Firm is attached at Appendix "A-1."
Compensation Committee	Responsibilities include: ☐ Establishes executive compensation policy consistent with corporate objectives and stockholder interests.
☐ Oversees process for evaluating CEO performance against Board-approved goals and objectives and recommends to the Board compensation for the CEO.
☐ Administers grants under the Company's compensation plans.
☐ Oversees succession planning process for the CEO and key leadership.
All members of the Compensation Committee are independent directors under the Board's Corporate Governance Guidelines and applicable regulatory and listing standards.
See the Compensation Committee Report on page 18. The Compensation Committee Charter is attached at Appendix "B" and is available on the Company's website (www.dupont.com).
Corporate Governance Committee
Responsibilities include:
☐    Recommends to the Board nominees for election to the Board of Directors.
☐ Reviews principles, policies and procedures affecting directors and the Board's operation and effectiveness.
☐ Oversees evaluation of the Board and its effectiveness.
All members of the Corporate Governance Committee are independent directors under the Board's Corporate Governance Guidelines and applicable regulatory and listing standards.
The Corporate Governance Charter is attached at Appendix "C" and is available on the Company's website (www.dupont.com). A description of the Director Nomination Process is attached at Appendix "C-1."

Environmental Policy Committee	Responsibilities include: ☐ Reviews the Company's environmental policies and practices. ☐ Provides support for the Company's sustainable growth mission.
Science and Technology Committee	Responsibilities include: ☐ Monitors state of science and technology capabilities within the Company. ☐ Oversees the development of key technologies essential to the long-term success of the Company.
Strategic Direction Committee	Responsibilities include: ☐ Reviews the strategic direction of the Company's major business segments. ☐ Reviews significant trends in technology and their anticipated impact on the Company.

Committee Membership

The following chart shows the current committee membership and the number of meetings that each committee held in 2005. Committee membership changed during 2005. For the previous configuration, refer to the Company's 2005 Annual Meeting Proxy Statement. The Science and Technology Committee was established effective November 1, 2005. The Science and Technology Committee held no meetings in 2005.

Director	Audit Committee	Compensation Committee	Corporate Governance Committee	Environmental Policy Committee	Science and Technology Committee	Strategic Direction Committee

Alain J.P. Belda		X				X
Richard H. Brown		X	C			X

Curtis J. Crawford	X	X			C
John T. Dillon	X	X				X

Louisa C. Duemling			X	X	X
Charles O. Holliday, Jr.						C

Lois D. Juliber	X	C	X			X
Masahisa Naitoh			X	X

Sean O'Keefe	X			X
William K. Reilly			X	C	X

H. Rodney Sharp, III	X	X			X
Charles M. Vest	C			X	X

Number of Meetings in 2005	9	7	8	3	0	3

    C = Chair

 Directors fulfill their responsibilities not only by attending Board and committee meetings but also through communication with the Chairman and Chief Executive Officer and other members of management relative to matters of mutual interest and concern to the Company.

  In 2005, twelve meetings of the Board were held. Each director attended at least 77% of the aggregate number of meetings of the Board and the committees of the Board on which the director served. Attendance at these meetings averaged 95% among all directors in 2005.

  As provided in the Board's Corporate Governance Guidelines, directors are expected to attend the Company's Annual Meetings of Stockholders. All directors attended the 2005 Annual Meeting.

Communications with the Board and Directors

Stockholders and other parties interested in communicating directly with the Board, presiding director or other outside director may do so by writing in care of the Corporate Secretary. The Board's independent directors have approved procedures for handling correspondence received by the Company and addressed to the Board, presiding director or other outside director. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Company's internal audit function and handled in accordance with procedures established by the Audit Committee with respect to such matters, which include an anonymous toll-free hotline (1-800-476-3016) and a website (https://reportanissue.com/dupont/welcome) through which to report issues.

Code of Business Conduct and Ethics

 The Board has adopted a Code of Business Conduct and Ethics for Directors with provisions specifically applicable to directors. In addition, the Company has a long-standing Business Ethics Policy and Business Conduct Guide applicable to all employees of the Company, including executive officers. The Business Ethics Policy, Business Conduct Guide and Code of Business Conduct and Ethics for Directors are available on the Company's website (www.dupont.com). Copies of these documents may also be obtained free of charge by writing to the Corporate Secretary.

Office of the Chief Executive

The Office of the Chief Executive (OCE) has responsibility for the overall direction and operations of all the businesses of the Company and broad corporate responsibility in such areas as corporate financial performance, environmental leadership and safety, development of global talent, research and development and global effectiveness. All seven members are executive officers.

Audit Committee Report

The Audit Committee of the Board of Directors (the "Committee") assists the Board in fulfilling its oversight responsibilities with respect to the external reporting process and the adequacy of the Company's internal controls. Specific responsibilities of the Committee are set forth in the Audit Committee Charter adopted by the Board and last amended and restated effective February 1, 2004. The Charter is attached to this Proxy Statement at Appendix "A."

The Committee is comprised of six directors, all of whom meet the standards of independence adopted by the New York Stock Exchange and the Securities and Exchange Commission. Subject to stockholder ratification, the Committee appoints the Company's independent registered public accounting firm. The Committee approves in advance all services to be performed by the Company's independent registered public accounting firm in accordance with the Committee's Policy on Pre-approval of Services Performed by the Independent Registered Public Accounting Firm. A summary of the Policy is attached to this Proxy Statement at Appendix "A-1."

Management is responsible for the Company's financial statements and reporting process, for establishing and maintaining an adequate system of internal control over financial reporting, and for assessing the effectiveness of the Company's internal control over financial reporting. PricewaterhouseCoopers LLP (PwC), the Company's independent registered public accounting firm, is responsible for auditing the Company's consolidated financial statements, for attesting to Management's Report on Internal Control over Financial Reporting, and for assessing the effectiveness of internal control over financial reporting. The Committee has reviewed and discussed the Company's 2005 annual report on Form 10-K, including the audited consolidated financial statements of the Company and Management's Report on Internal Control over Financial Reporting for the year ended December 31, 2005 with management and with representatives of PwC.

The Committee has also discussed with PwC matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended. The Committee has received from PwC the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with PwC its independence.

The Committee has also considered whether the provision to the Company by PwC of limited nonaudit services is compatible with maintaining the independence of PwC. The Committee has satisfied itself as to the independence of PwC.

Based on the Committee's review of the audited consolidated financial statements of the Company, and on the Committee's discussions with management of the Company and with PwC, the Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2005.

  AUDIT COMMITTEE

  Charles M. Vest, Chair
  Curtis J. Crawford
  John T. Dillon
  Lois D. Juliber
  Sean O'Keefe
  H. Rodney Sharp, III

Directors' Compensation

Nonemployee directors receive compensation for Board service, which is designed to fairly compensate directors for their Board responsibilities and align their interests with the long-term interests of stockholders. An employee director receives no additional compensation for Board service.

 With the assistance of the consultant retained by the Compensation Committee, the Company closely monitors trends in director compensation in the marketplace, as well as changes among the Comparator Group of Companies (as defined on page 18). Subsequent to a careful review of market practices in 2005, the compensation for nonemployee directors was revised effective January 1, 2006.

 Compensation for nonemployee directors for 2005 and 2006 is described in detail in the chart set forth below:

Compensation Element	2005	2006

Annual Retainer	$50,000 (cash)	$85,000 (cash)
(Cash and Long-Term Incentive)	$85,000—delivered in 1,770 Time-Vested Restricted Stock Units	$115,000—delivered in 2,930 Time-Vested Restricted Stock Units
	(Granted February 2, 2005; dividend equivalents; vest in three equal annual installments; payable in cash)	(Granted February 1, 2006; dividend equivalents; vest in three equal annual installments; payable in cash)

Annual Committee Member Fee	$9,000	Audit $15,000 All Other Committees $9,000

Annual Committee Chair Fee	Audit $25,000 All Other Committees $18,000	Audit $25,000 All Other Committees $18,000

Stock Ownership Guideline	5 × Annual Cash Retainer = $250,000	2 × Total Annual Retainer = $400,000

 The Company also pays for or reimburses directors for reasonable travel expenses related to attending Board, committee and Company business meetings. Spouses are invited occasionally to accompany directors to Board-related events, for which the Company pays or reimburses travel expenses. These travel expenses are imputed as income to the directors and are grossed up to cover taxes. In 2005, the Company held a Board of Directors meeting in Asia to which spouses of directors were invited. Amounts representing imputed income and associated tax gross-up amounts in connection with this trip ranged from $0 to $27,585 per director.

Stock Ownership Guidelines

Stock ownership guidelines require each nonemployee director to hold DuPont Common Stock equal to a multiple of the annual retainer. Directors have up to five years from date of election to achieve the required ownership. As of the end of 2005, seven of eleven directors met or exceeded the ownership requirements. Three of the remaining directors have several more years to achieve the guideline level.

Deferred Compensation

Under the DuPont Stock Accumulation and Deferred Compensation Plan for Directors, a director may defer all or part of the Board and committee fees in cash or stock units until a specified year, until retirement as a director or until death. Interest accrues on deferred cash payments and dividend equivalents accrue on deferred stock units.

Retirement Income Plan

The Company's retirement income plan for nonemployee directors was discontinued in 1998. Nonemployee directors who began their service on the Board before the plan's elimination continue to be eligible to receive benefits under the plan. Annual benefits payable under the plan equal one-half of the annual Board retainer (exclusive of any committee compensation and stock, restricted stock units or option grants) in effect at the director's retirement. Benefits are payable for the lesser of life or ten years.

Directors' Charitable Gift Plan

The Directors' Charitable Gift Plan was established in 1993. After the death of a director, the Company will donate five consecutive annual installments of up to $200,000 each to tax-exempt educational institutions or charitable organizations recommended by the director and approved by the Company.

 A director is fully vested in the Plan after five years of service as a director or upon death or disability. The Plan is unfunded; the Company does not purchase insurance policies to satisfy its obligations under the Plan. The directors do not receive any personal financial or tax benefit from this program because any charitable, tax-deductible donations accrue solely to the benefit of the Company. Employee directors may participate in the Plan if they pay their allocable cost.

Accidental Death And Disability Insurance

The Company also maintains $300,000 accidental death and disability insurance on nonemployee directors.

1— ELECTION OF DIRECTORS

The 11 nominees for election as directors are identified on pages 14 through 16. All nominees are now members of the Board of Directors. Two current directors are not standing for election: Louisa C. Duemling and H. Rodney Sharp, III, who are retiring pursuant to the age 70 retirement policy in the Board's Corporate Governance Guidelines.

 The Board has determined that, except for C. O. Holliday, Jr., the Chairman and CEO, each of the nominees is independent within the independence requirements of the NYSE listing standards and in accordance with the Guidelines for Determining the Independence of DuPont Directors set forth in the Board's Corporate Governance Guidelines. See pages 6-7.

 The Board knows of no reason why any nominee would be unable to serve as a director. If any nominee should for any reason become unable to serve, the shares represented by all valid proxies will be voted for the election of such other person as the Board of Directors may designate following recommendation by the Corporate Governance Committee, or the Board may reduce the number of directors to eliminate the vacancy.

 The following material contains information concerning the nominees, including their recent employment, other directorships, and age as of the 2006 Annual Meeting.

ALAIN J.P. BELDA, 62        Director since 2000
Chairman and Chief Executive Officer of Alcoa Inc., the world's largest producer of primary aluminum, fabricated aluminum and alumina. He formerly served as president and chief executive officer, president and chief operating officer, vice chairman, and executive vice president of Alcoa Inc. Mr. Belda is a director of Alcoa Inc. and Citigroup Inc. He also serves as a trustee of Brown University and The Conference Board.

RICHARD H. BROWN, 58        Director since 2001
Former chairman and chief executive officer of Electronic Data Systems Corporation, a leading global services company, chief executive officer of Cable & Wireless plc, president and chief executive officer of H&R Block Inc. and vice chairman of Ameritech Corporation. Mr. Brown is a director of The Home Depot, Inc. and Browz Group, LC. He also serves on the Advisory Board of Mitsui & Co. Venture Partners. He is a former member of The Business Council; The Business Roundtable; U.S.-Japan Business Council; the French-American Business Council; the President's Advisory Committee on Trade and Policy Negotiations and the President's National Security Telecommunications Advisory Committee.

CURTIS J. CRAWFORD, 58        Director since 1998
President and Chief Executive Officer of XCEO, Inc., a consulting firm specializing in leadership and corporate governance. He formerly served as president and chief executive officer of Onix Microsystems, Inc. and chairman, president and chief executive officer of ZiLOG, Inc. Dr. Crawford is a director of Agilysys, Inc., ITT Industries, Inc., and ON Semiconductor Corporation. He also serves as a trustee of DePaul University.

JOHN T. DILLON, 67        Director since 2004
Retired chairman and chief executive officer, president and chief operating officer and executive vice president — packaging of International Paper, a global paper and paper distribution, packaging and forest products company. He is vice chairman of Evercore Capital Partners, and a director of Caterpillar, Inc., and Kellogg Company. A member of The Business Council, Mr. Dillon is a former chairman of The Business Roundtable, was a member of the President's Advisory Council on Trade Policy and Negotiations and served as chairman of the National Council on Economic Education.

ELEUTHÈRE I. DU PONT, 39        Director since January 2006
President of Wawa, Inc., a chain of food markets in the mid-Atlantic region, and responsible for information technology, real estate, supply chain, finance and legal. He was formerly executive vice president and chief financial officer. Mr. du Pont has led Wawa's bakery, dairy, supply chain, people and food safety operations. He serves as a trustee of the Children's Hospital of Philadelphia and the Longwood Foundation.

CHARLES O. HOLLIDAY, JR., 58        Director since 1997
Chairman and Chief Executive Officer of DuPont. He is a former president, executive vice president, president and chairman — DuPont Asia Pacific and senior vice president. He is a director of HCA and chairman of The Business Roundtable's Task Force for Environment, Technology and Economy. Mr. Holliday is a founding member of the International Business Council, and a member of the National Academy of Engineering and the Executive Committee of the U.S. Council on Competitiveness. He also serves as a trustee of Winterthur Museum and a member of the board of Catalyst.

LOIS D. JULIBER, 57        Director since 1995
Retired vice chairman of Colgate-Palmolive Company, the principal business of which is the production and marketing of consumer products. She formerly served as chief operating officer, executive vice president — Developed Markets, president, Colgate-Palmolive North America and chief technological officer of Colgate-Palmolive. Ms. Juliber is a director of Goldman Sachs and a member of the board of trustees of Wellesley College, Girls Inc. and Women's World Banking.

MASAHISA NAITOH, 68        Director since 2000
Chairman and Chief Executive Officer of the Institute of Energy Economics, Japan. He formerly served as Executive Vice Chairman of ITOCHU Corporation, an international trading company headquartered in Tokyo, Japan, and executive vice president, senior managing director and advisor of ITOCHU. Prior to joining ITOCHU, Mr. Naitoh served in a number of senior policy positions in the Japanese government's Ministry of International Trade and Industry. Mr. Naitoh is a director of Molex Incorporated and an international advisory board member of Total.

SEAN O'KEEFE, 50        Director since July 2005
Chancellor of Louisiana State University and former administrator of the U.S. National Aeronautics and Space Administration (NASA). He served in key leadership positions in the U.S. federal government, including deputy assistant to the President and deputy director of the Office of Management and Budget in the current Bush administration. He was appointed secretary of the Navy, and served as the comptroller and chief financial officer of the Department of Defense during the presidency of George H.W. Bush. Mr. O'Keefe is a director of Battelle Memorial Institute and Sensis Corporation, and a fellow of the National Academy of Public Administration and the International Academy of Astronautics.

WILLIAM K. REILLY, 66        Director since 1993
Founding Partner of Aqua International Partners, L.P., which finances water supply and renewable energy. He formerly served as administrator of the United States Environmental Protection Agency, the Payne visiting professor at the Institute for International Studies at Stanford University, president of the World Wildlife Fund and The Conservation Foundation. Mr. Reilly is a director of ConocoPhillips, Royal Caribbean International, the Packard Foundation and the American Academy in Rome. He also serves as chairman of the board of the World Wildlife Fund and co-chair of the National Commission on Energy Policy.

CHARLES M. VEST, 64        Director since 1993
Professor and former president of the Massachusetts Institute of Technology.
He is a former provost and vice president of Academic Affairs and dean of Engineering of the University of Michigan. Mr. Vest is a director of International Business Machines Corporation, chair of the advisory board of TIAX LLC, a trustee of In-Q-Tel, a fellow of the American Association for the Advancement of Science, and a member of the National Academy of Engineering and the President's Council of Advisors on Science and Technology.

Ownership of Company Stock

The following table includes shares in DuPont beneficially owned by each director and nominee, by each executive officer named in the Summary Compensation Table on page 24 and by all directors and executive officers as a group as of December 31, 2005. Also included are shares of DuPont Common Stock granted in 2006 under the Variable Compensation Plan.

 Under rules of the Securities and Exchange Commission, "beneficial ownership" includes shares for which the individual, directly or indirectly, has or shares voting or investment power, whether or not the shares are held for the individual's benefit.

	Amount and Nature of Beneficial Ownership
	(Number of Shares)

	Direct (1)	Voting or Investment Power (2)*		Right to Acquire(3)	Percent of Class(4)

A. J.P. Belda	11,381	—		17,132	—

R. H. Brown	6,993	—		17,132	—

T. M. Connelly, Jr.	35,772	—		373,311	—

C. J. Crawford	4,380	—		17,132	—

J. T. Dillon	3,182	—		2,900	—

L. C. Duemling	63,818	239,056		17,132	—

E. I. du Pont	459	4,642,302	*	—	—

R. R. Goodmanson	93,929	—		1,189,500	—

C. O. Holliday, Jr.	187,177	179,300		3,661,466	—

L. D. Juliber	17,042	600		17,132	—

S. J. Mobley	53,560	—		486,554	—

M. Naitoh	11,914	—		17,132	—

S. O'Keefe	—	—		—	—

G. M. Pfeiffer	55,381	195,448		680,417	—

W. K. Reilly	25,164	—		17,132	—

H. R. Sharp, III	368,446	5,504,760	*	17,132	0.7%

C. M. Vest	19,071	—		17,132	—

Directors and Executive Officers as a Group	957,670	6,121,134		6,548,336	1.6%

(1)
These shares are held individually or jointly with others, or in the name of a bank, broker or nominee for the individual's account. Also included are stock units credited under the Variable Compensation Plan, the Salary Deferral and Savings Restoration Plan and the DuPont Stock Accumulation and Deferred Compensation Plan for Directors, and vested restricted stock units and shares resulting from option exercises for which delivery is deferred.

(2)
This column includes other shares over which directors and executive officers have or share voting or investment power, including shares directly owned by certain relatives with whom they are presumed to share voting and/or investment power.

(3)
This column includes shares which directors and executive officers have a right to acquire through the exercise of stock options granted under DuPont's stock option plans.

(4)
Unless otherwise indicated, beneficial ownership of any named individual does not exceed 0.5% of the outstanding shares of the class.

*
Because they may be considered to share, directly or indirectly, voting and/or investment power, E. I. du Pont and H. R. Sharp, III are each listed as beneficial owners of the same 4,642,302 shares. These shares of DuPont Common Stock are reported only once in the total for directors and executive officers as a group.

Section 16(a) Beneficial Ownership Reporting Compliance

Directors and executive officers are required to file reports of ownership and changes in ownership of DuPont Common Stock with the Securities and Exchange Commission and the New York Stock Exchange. In 2005, one report for C. J. Crawford was filed one day late because of an administrative processing error.

Compensation Committee Report on
Executive Compensation

Governance

The Compensation Committee (the "Committee") is responsible for establishing executive compensation policies and programs consistent with corporate objectives and stockholder interests. The Committee operates under a written charter adopted by the Board. The charter is reviewed on an annual basis and revised as appropriate. The Committee's membership is determined by the Board and is composed entirely of independent directors. The Committee meets at scheduled times during the year, and it also considers and takes action by written consent. The Committee Chair reports on Committee actions and recommendations at Board meetings.

Compensation Philosophy

The Company's executive compensation policy is designed to attract, motivate, reward and retain high quality executives necessary for the leadership of the Company by aligning their interests with those of the stockholders and recognizing the individual and team performance of each executive in meeting the business objectives of the Company. The Company's executive compensation policy is intended to provide each executive a total annual compensation that is commensurate with the executive's responsibilities, experience and demonstrated performance and competitive with a select group of peer companies ("Peer Group") as well as a larger group of other similarly-sized industrial companies ("Comparator Group of Companies").

When determining variable compensation, the Committee evaluates the Company's corporate performance and annual compensation against the Peer Group (which are the same companies included in the Peer Group index used in the stock performance graph shown on page 28). The policy also provides for competitive long-term compensation opportunity when compared with other major industrial companies, including many of those shown in the Peer Group index. These programs are designed to provide executives with compensation levels at about the median of the Comparator Group of Companies for periods when the Company's performance is at targeted levels. Executives have the opportunity to earn above or below market compensation based on how well the Company performs when compared to the performance of the Peer Group.

Determining Executive Compensation

An important aspect of the Committee's annual work relates to the determination of compensation for Company executives, including the Chief Executive Officer. The Committee has retained Mercer Human Resource Consulting ("Mercer") as a third party advisor to provide independent advice, research, and evaluation related to executive compensation. In this capacity, the consultant reports directly to the Committee and meets regularly with the Committee Chair and Committee without management present.

Competitive and Pay-for-Performance Analysis

In 2005, the Committee retained Mercer to conduct a detailed analysis of all elements of executive compensation. Compensation data was collected for the Comparator Group of Companies. The analysis in aggregate confirmed that the Company's compensation practices support its compensation philosophy of enhancing shareholder value through programs that attract, motivate and retain key executives. Overall, executive target total cash compensation is about at the market median.

The analysis also included a pay-for-performance review comparing DuPont's performance to the Comparator Group of Companies, based on four financial metrics: revenue growth, earnings per share growth, return on invested capital, and total shareholder return. Based on these four measures, DuPont compensation for the officers included in the Summary Compensation Table on page 24 is aligned with Company performance.

Total Compensation Review

In addition to reviewing external compensation practices and alignment of pay-for-performance, the Committee reviews all components of the current and historic compensation of the CEO and other Named Executive Officers. The Committee uses tally sheets to analyze the current target opportunity and the consequences of decisions made by the Committee in the past. Future compensation actions are made within the context of this detailed analysis.

Internal Pay Equity

It has been the Committee's practice for the past decade to review CEO compensation in the context of internal pay equity. The position of DuPont's Executive Vice President has been used as a benchmark for these purposes. Total target annual cash compensation for the CEO is about twice that of the Executive Vice President.

Components of Compensation

Compensation for executive officers consists of the following components: base salary, annual variable compensation, and long-term incentive grants consisting of stock options and performance-based and time-vested restricted stock units.

Base Salary

Consistent with the Company's policy, base salaries are about the median of the Comparator Group of Companies. Salary increases for executive officers are based on individual responsibilities, experience and contribution, as well as position relative to the competitive market. This is the same approach as used for other salaried employees.

Variable Compensation Plan

The Variable Compensation Plan (VCP) is designed to align participants with the annual objectives and goals of the Company and with the interests of the stockholders. The Committee established variable compensation targets for each participating level of responsibility within the Company, based on the consultant's evaluation of variable compensation levels at the Comparator Group of Companies. The VCP provides approximately 6,400 DuPont employees, including executive officers, with total annual compensation that is closely linked to DuPont's financial and operational performance for the year. Typically, 25% of variable compensation is paid in DuPont Common Stock, and senior leaders have the choice of receiving up to 100% in stock.

As previously approved by stockholders, the VCP limits the annual maximum funding to 20% of consolidated net income after deducting 6% of net capital employed. Each year the Committee reviews operating results, excluding all significant items, in determining the overall limit on variable compensation. This ensures that the amount available for variable compensation fluctuates in relation to the Company's operating results.

In determining VCP payments to participants for 2005, the Committee used a formula, which consisted of equally weighted components of earnings per share (EPS) (excluding significant items) versus the prior year and return on invested capital (ROIC) versus the average of the Peer Group.

Variable compensation differentiation across platforms and business units is based on after-tax operating income (excluding significant items), free cash flow, and revenue versus each unit's financial commitments for the year. In addition, payments may be differentiated by platform and business unit based on a qualitative assessment of performance on the Company's core values: ethics and integrity; workplace environment, treatment and development of people, and strategic staffing (including diversity); and safety, health and environmental stewardship.

In arriving at the level of payments for 2005, the Committee considered that 2005 EPS (excluding significant items) was 98% of 2004, ROIC was 95% of the average of the Peer Group and average platform and business unit performance was 92% of each unit's financial commitments for the year.

The combination of the corporate and business unit performance factors described above resulted in an average payment of 94% of the award target (with individual business unit factors ranging from 19% to 190%). The Committee approved awards for 2005 that totaled 77% of the 2004 grant.

Variable compensation payments for 2005 were 35% of the maximum amount available under the VCP limit. Over the past ten years, the Committee has approved payments on average of 47% of the maximum available.

Stock Performance Plan

Long-term incentive grants are made to provide an incentive primarily for employees responsible for the growth and success of the Company. Long-term incentive grants are also intended to encourage the ownership of DuPont stock and thereby further link the interest of grantees with those of the Company's stockholders. About 2,100 employees, including executive officers, key leaders globally, and middle management, received grants in 2005.

The Committee established long-term incentive targets for each participating level of responsibility within the Company, based on an evaluation of long-term incentive levels and practices at the Comparator Group of Companies. Long-term incentive awards for DuPont are targeted to be near the median long-term incentive opportunity granted by the group of companies surveyed.

The Company's long-term incentive program uses a blend of stock options, performance-based restricted stock units and time-vested restricted stock units. In 2005, for corporate officers, stock options represented 50%, performance-based restricted stock units represented 25% and time-vested restricted stock units represented 25% of the total long-term incentive delivered. For participants below the corporate officer level, stock options represented 75%, and time-vested restricted stock units represented 25% of the total long-term incentive delivered.

The same components were included in the long-term incentive program for 2006, but the mix was rebalanced. Corporate officers received 33% stock options, 33% performance-based restricted stock units and 33% time-vested restricted stock units. For participants below the corporate officer level, the mix was changed to 50% stock options and 50% time-vested restricted stock units.

All options and restricted stock units are granted under the Company's Stock Performance Plan, previously approved by stockholders. The Plan provides that a grantee forfeits rights under stock options, stock appreciation rights or restricted stock grants if the Compensation Committee determines, after a hearing, that the grantee willfully has engaged in any activity harmful to the interest of the Company.

These vehicles support the Company's focus on increasing shareholder value and accelerating growth and productivity strategies. The Committee's goal is to ensure that the long-term incentive program motivates participants to higher levels of performance, while reflecting competitive market practices and delivering value to shareholders and participants.

Long-term incentives typically are granted annually and individual grants generally range from 0% to 200% of the target for each level of responsibility to reflect employees' future potential and individual performance, including achievement of critical operating tasks in such areas as organizational capacity and strategic positioning.

Annual non-qualified stock option grants made at market price on the date of grant, vest in one-third increments over three years, and carry a term of six years. Options require DuPont stock price appreciation in order for the grantees to realize any benefit, thereby aligning employee and stockholder interests.

Beginning with grants made in 2003, the Company has expensed stock options. The Company has never repriced stock options and has no intent to reprice options in the future.

A reload feature is available for options granted from 1997 through 2003 to facilitate stock ownership by management. Effective with options granted in 2004, option grants do not include a reload feature and the Committee does not intend to add this feature in the future.

DuPont corporate officers, who drive the development and execution of business strategy, are eligible for performance-based restricted stock units. Units are awarded at the beginning of a three-year performance cycle. At the conclusion of the performance cycle, payouts can range from 0%-200% of the target grant based on pre-established performance-based objectives in both revenue growth and ROIC vs. the Peer Group, over a three-year performance period.

Time-vested restricted stock units generally vest over a three-year period.

The Chairman and CEO received 50% of value in options and 50% of value in performance-based restricted stock units; in 2005 he did not receive time-vested restricted stock units. For 2006, the CEO's mix is aligned with other corporate officers at 33% stock options, 33% performance-based restricted stock units, and 33% time-vested restricted stock units. Aligning the CEO's long-term incentives with those of other corporate officers ensures more consistent focus among the senior management team.

Consistent with an overall compensation philosophy to attract, motivate, reward and retain high quality executives, special awards of stock options, time-vested restricted stock units and/or performance-vested restricted stock units may be made to key senior management employees from time to time.

Stock Ownership Guidelines

The Committee believes senior leadership should have a significant equity position in the Company. Stock ownership guidelines are in place to better align executive officers and other senior leaders with the interests of stockholders and to encourage a longer-term focus in managing the Company. The guidelines specify a number of shares that executive officers must accumulate and hold within three years of the date of achieving the various executive levels. Stock ownership guidelines vary from a maximum of five times base salary for the CEO to one and one-half times for Vice Presidents. An annual review is conducted to assess compliance with the guidelines. The CEO and other Named Executive Officers exceed the ownership guidelines.

Perquisites and Personal Benefits

As a matter of business philosophy, DuPont provides very limited perquisites or personal benefits to senior executive officers (including the CEO). All employees in the Stock Performance Plan (approximately 2,100 employees) are provided financial education services such as seminars focused on Company programs. In addition, personal financial counseling (excluding tax counseling) is provided to senior leaders.

Compensation for the Chief Executive Officer (CEO)

The Committee recommends to the Board specific individual compensation actions for the Chairman and Chief Executive Officer (CEO) based upon evaluation of the CEO's performance against Board-approved goals and objectives. The Committee tracks the total annual compensation of CEOs of the Peer Group to assist in the determination of the compensation of DuPont's CEO, as well as monitors the competitive practice of the Comparator Group of Companies.

In reaching its decision on Mr. Holliday's base pay, 2005 variable compensation award, and long-term incentive grants, the Committee evaluated Mr. Holliday based on the Company's overall financial and operational performance for 2005, progress on long-term strategic objectives, and against the Company's core values. In addition to this internal review, the Committee assessed Mr. Holliday's compensation against the Peer Group of companies. Based on this evaluation and in recognition of Mr. Holliday's leadership in refocusing DuPont's business direction, responding to natural disasters and other uncontrollable events and overhauling key internal capabilities and processes, the Board of Directors approved the following compensation actions:

• Base Pay

For 2006, the Board approved a 3% increase in salary to $1,293,000. This increase is consistent with the salary adjustments for the Company and will place his base pay at about the expected 2005 median pay for the Peer Group chief executive officers.

• Variable Compensation

The computation of Mr. Holliday's 2005 variable compensation grant was consistent with the formula followed for other corporate employees, reflecting the 94% award target based on corporate and business unit financial results. Mr. Holliday's variable compensation grant for 2005 was $1,628,000.

• Long-term Incentives

In 2005, Mr. Holliday received 300,000 stock options and 70,000 performance-based restricted stock units. In January 2006, the Board approved a grant to Mr. Holliday of 300,000 stock options, 58,000 time-vested restricted stock units, and 58,000 performance-based restricted stock units.

• Total 2005 Compensation

The following table provides a concise overview of Mr. Holliday's 2005 total compensation. The information provided here can also be found in other sections of this Proxy Statement.

	Value
Base Salary	$1,255,008
Variable Compensation	$1,628,000
Long-Term Incentives
Stock Options	$1,811,844	(1)
Performance-Based	$2,975,000	(2)
Restricted Stock Units

Total 2005 Compensation	$7,669,852

(1)
Amount shown is from the Stock Option Grants Table on page 25 and represents the fair value as of 12/31/2005 using the Black-Scholes option pricing model. Assumptions used were as follows: Stock Price: $42.50; Exercise Price: $48.05; Dividend Yield: 2.9%; Volatility: 23.35%; Risk-Free Interest Rate: 3.7%; Expected Life: 4.5 years.

(2)
Amount shown is from the Long-Term Incentive Plan Award Table on page 26 and represents the fair value at year-end.

    • Other Arrangements

Mr. Holliday does not have an employment agreement or a change in control severance agreement, nor does he have any other special agreement entitling him to any compensation following termination of employment.

    • Company Aircraft

The Company aircraft are dedicated primarily to senior management support and are intended for business travel only. An exception is provided to the Chairman/CEO, who is required, under the Company's personal security policy, to use Company aircraft for all air travel needs, including non-business air travel. These costs are treated as personal benefits for Mr. Holliday and disclosed as such in the "Other Annual Compensation" column in the table on page 24.

  * * *

Section 162(m) of the Internal Revenue Code of 1986

The federal tax laws impose requirements in order for compensation payable to the CEO and certain executive officers to be fully deductible. The Company has taken appropriate actions to maximize its income tax deduction.

  * * *

The Compensation Committee believes the executive compensation programs and practices described above are competitive. They are designed to provide increased compensation with improved financial results and offer additional opportunity for capital accumulation, but only if stockholder value is increased.

  COMPENSATION COMMITTEE

  Lois D. Juliber, Chair
  Alain J. P. Belda
  Richard H. Brown
  Curtis J. Crawford
  John T. Dillon
  H. Rodney Sharp, III

COMPENSATION INFORMATION

The following table shows information about the compensation of the Company's chief executive officer and four other highest paid executive officers. Three additional tables provide detailed information about these employees' stock options and restricted stock unit awards.

SUMMARY COMPENSATION TABLE

		Annual Compensation					Long-Term Compensation

Name and Principal Position	Year	Salary	Variable Compensation (Bonus) (1)		Other Annual Compensation		Restricted Stock Awards (3)	Shares Underlying Options Granted	All Other Compensation (4)

C. O. Holliday, Jr. Chairman & Chief Executive Officer	2005 2004 2003	$1,255,008 1,118,000 1,118,000	$1,628,000 2,400,000 1,300,000		$156,189 — —	(2)	— — —	300,000 245,800 464,200	$36,965 33,540 33,293
R. R. Goodmanson Executive Vice President & Chief Operating Officer	2005 2004 2003	784,200 756,400 736,000	682,000 1,006,000 581,000	(5)	— — —		$573,750 590,760 —	103,500 103,500 174,000	23,526 22,665 31,120
G. M. Pfeiffer Senior Vice President & Chief Financial Officer	2005 2004 2003	580,196 532,152 506,020	458,000 771,000 417,000	(5)	— — —		391,000 345,704 —	70,700 60,300 85,000	17,406 15,965 15,120
S. J. Mobley Senior Vice President, Chief Administrative Officer & General Counsel	2005 2004 2003	572,384 538,668 513,640	458,000 571,000 367,000		— — —		391,000 363,208 —	70,700 63,200 85,000	17,172 16,160 15,358
T. M. Connelly, Jr. Senior Vice President and Chief Science & Technology Officer	2005 2004 2003	510,576 465,352 431,400	481,000 508,000 332,000		— — —		352,750 362,046 —	63,200 63,200 85,000	15,317 12,367 10,773

(1)
On average about 25% of variable compensation is paid in DuPont Common Stock.

(2)
DuPont policy requires the Chief Executive Officer to use Company aircraft for security reasons whenever practicable. The amount reflected in this column includes a total of $142,297 that represents the aggregate incremental cost to the Company of all personal travel by Mr. Holliday and his guests on Company aircraft. Incremental cost is calculated based on the variable operating costs to the Company, including fuel, mileage, trip-related maintenance, weather-monitoring costs, crew travel expenses, on-board catering, landing/ramp fees and other variable costs. Fixed costs which do not change based on usage, such as pilot salaries and the cost of maintenance not related to trips, are excluded. The amount reflected in this column also includes $5,000 for financial counseling services, $8,502 for travel expenses of Mr. Holliday's spouse in connection with a meeting of the Board of Directors in Asia, and $390 for Mr. Holliday's personal use of a Company automobile. Mr. Holliday does not receive any gross-up for payment of taxes associated with the described benefits. The total value of Mr. Holliday's perquisites in 2003 and 2004, including the aggregate incremental cost to the Company of personal use of Company aircraft, was less than $50,000.

(3)
On February 2, 2005, time-vested restricted stock units were granted under the Company's Stock Performance Plan to the above-mentioned named executive officers. Time-vested restricted stock units will vest in one-third increments over three years. Performance-based restricted stock units were also granted on February 2, 2005. See Long-Term Incentive Plan Awards Table on page 26. C. O. Holliday, Jr. received no time-vested stock units. His grant of restricted stock units consisted solely of performance-based units.

At December 31, 2005, the following executive officers held restricted stock in the following aggregate numbers and values based on $42.50 closing price per share: R. R. Goodmanson, 46,695 shares, $1,984,538; G. M. Pfeiffer, 29,127 shares, $1,237,898; S. J. Mobley, 18,343 shares, $779,578; T. M. Connelly, Jr., 17,414 shares, $740,095. Dividends on restricted stock are credited to grantees as additional units of restricted stock, payable in DuPont Common Stock at time of vesting.

(4)
The amounts in this column represent matching contributions made under the Company's savings plans, including the following amounts credited under the related savings restoration plan in 2005: $30,655 for C. O. Holliday, Jr.; $17,226 for R. R. Goodmanson; $11,106 for G. M. Pfeiffer; $10,872 for S. J. Mobley; and $9,017 for T. M. Connelly, Jr.

(5)
Includes special bonuses for 2004 in recognition of outstanding leadership in completion of sale of Invista business: $200,000 for R. R. Goodmanson; $200,000 for G. M. Pfeiffer.

STOCK OPTION GRANTS TABLE

	Individual Option Grants in 2005(1)				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term (2)

Name	Number of Shares Underlying Options Granted	Percent of Total Options Granted in 2005 (3)	Exercise Price (4)	Expiration Date	0%	5%	10%

C. O. Holliday, Jr.	300,000	4.18%	$48.05	2/2/11	0	$4,902,000	$11,130,000
R. R. Goodmanson	103,500	1.44	48.05	2/2/11	0	1,691,190	3,839,850
G. M. Pfeiffer	70,700.99		48.05	2/2/11	0	1,155,238	2,622,970
S. J. Mobley	70,700.99		48.05	2/2/11	0	1,155,238	2,622,970
T. M. Connelly, Jr.	63,200.88		48.05	2/2/11	0	1,032,688	2,344,720

All Stockholders' Gains	Increase in market value of DuPont Common Stock at assumed rates of stock price appreciation (5)					$16,291,481,246	$36,989,838,080

All Optionees' Gains	As a percent of all stockholders' gains (6)					.72%	.72%

(1)
Stock options are exercisable beginning one to three years from date of grant and have a term of six years.

(2)
Represents total appreciation over the exercise price at the assumed annual appreciation rates of 0%, 5% and 10% compounded annually for the term of the option.

(3)
Options granted in 2005 include a total of 7.2 million options granted to management employees under the Stock Performance Plan.

(4)
The exercise price is the average of the high and low prices of DuPont Common Stock as reported on the NYSE-Composite Transactions Tape on the date of grant.

(5)
Calculated from the $48.05 exercise price applicable to options granted in connection with the normal annual grant under the Stock Performance Plan in 2005 based on the 997,030,676 shares outstanding on the February 2, 2005 grant date for those options.

(6)
Represents potential realizable value for all options granted in 2005 as compared to the increase in market value of DuPont Common Stock at assumed rates of stock price appreciation. Potential realizable value for all options granted in 2005 is calculated from the $48.05 exercise price applicable to options granted in connection with the normal annual grant under the Stock Performance Plan.

  AGGREGATED 2005 OPTION EXERCISES/
  YEAR-END 2005 OPTION VALUES TABLE

	Option Exercises in 2005		Shares Underlying Unexercised Options Held at Dec. 31, 2005		Value of Unexercised In-the-Money Options Held at Dec. 31, 2005 (2)

Name	Shares Underlying Options	Value Realized (1)	Exercisable	Unexercisable	Exercisable	Unexercisable

C. O. Holliday, Jr.	6,124	$92,990	3,024,799	918,601	$1,469,964	$734,987
R. R. Goodmanson	—	—	765,500	527,500	551,000	275,500
S. J. Mobley	31,478	402,761	438,154	189,568	276,414	134,587
G. M. Pfeiffer	—	—	552,417	195,234	655,538	134,587
T. M. Connelly, Jr.	763	7,343	269,345	167,168	285,609	134,587

(1)
Represents the pre-tax gain, the difference between the market value of the option shares on the date of exercise and the exercise price.

(2)
Represents the closing price for DuPont Common Stock on December 31, 2005 of $42.50 less the option grant price for all outstanding exercisable and unexercisable options for which the option price is less than the closing price. Exercisable options have been held at least one year from the date of grant (or six months in the case of reload options) and have met applicable stock price hurdles. Unexercisable options have either not met the applicable vesting requirements or price hurdles.

LONG-TERM INCENTIVE PLAN AWARDS TABLE

	Individual Grants in 2005		Estimated Future Payouts Under Long-Term Incentive Plan(1)

Name	Number of Units Awarded	Performance Period Until Maturation or Payout	Threshold (# of shares)	Target (# of shares)	Maximum (# of shares)

C. O. Holliday, Jr.	70,000	2005-07	0	70,000	140,000
R. R. Goodmanson	14,900	2005-07	0	14,900	29,800
S. J. Mobley	9,200	2005-07	0	9,200	18,400
G. M. Pfeiffer	9,200	2005-07	0	9,200	18,400
T. M. Connelly, Jr.	7,500	2005-07	0	7,500	15,000

(1)
Performance-based restricted stock units are earned for achieving established corporate objectives of revenue growth and return on invested capital (ROIC) relative to the Company's peer group over a three-year performance period beginning in 2005 and ending in 2007. If performance equals the median as compared to the Company's peer group for both revenue growth and ROIC, payout will be 90% of the target amount. Threshold and maximum are based on the grant provisions that actual awards earned can range from zero percent to 200 percent of the target awards.

  Retention Arrangement

The Company generally does not enter into agreements with executive officers. However, in connection with the Company's desire to retain R. R. Goodmanson, who joined the Company in 1999 as an external executive hire in the position of Executive Vice President, in July 2004 the Company entered into a retention agreement with Mr. Goodmanson. This retention agreement supersedes the agreement between the Company and Mr. Goodmanson dated April 22, 1999, as amended and restated March 15, 2004.

Mr. Goodmanson's original agreement provided for a severance payment of two years pay (salary plus variable compensation) in the event of termination by the Company on or before May 1, 2004. The new retention arrangement extends the period through which such a severance benefit is payable until May 1, 2009, and provides that Mr. Goodmanson's target variable compensation award will be used in the calculation of any severance payment.

The retention agreement further provides that Mr. Goodmanson will be entitled to a special award of $1,000,000 if he remains with the Company through May 1, 2009 or is terminated by the Company (other than for cause) before that date, and that he will be eligible for retiree medical, dental and life insurance coverage regardless of the age at which he retires from the Company.

Stock Performance Information

The following graph presents the cumulative five-year total return for DuPont Common Stock compared with the S&P 500 Stock Index and a self-constructed peer group of companies. The peer group companies are Alcoa, BASF, Dow Chemical, Eastman Kodak, Ford, General Electric, Hewlett-Packard, Minnesota Mining and Manufacturing, Monsanto, Motorola, PPG Industries, Rohm & Haas and United Technologies.

The graph assumes that the value of DuPont Common Stock, the S&P 500 Stock Index, and the peer group of companies was each $100 on December 31, 2000 and that all dividends were reinvested. The peer group is weighted by market capitalization.

Retirement Benefits

Retirement benefits for DuPont employees under the DuPont Pension and Retirement Plan are based on an employee's years of service and average monthly pay during the employee's three highest-paid years. "Average monthly pay" includes regular monthly compensation and one-twelfth of annual variable compensation payments, but excludes other bonuses. The Internal Revenue Code limits the amount of annual benefits that can be paid from the pension trust. Retirement benefits in excess of these limitations are paid from the Company's general revenues under separate unfunded pension restoration plans.

	Estimated Annual Retirement Benefits Based on Service of:

Salary and Variable Compensation	30 Years	35 Years	40 Years	45 Years

$700,000	$304,000	$356,000	$408,000	$461,000

1,260,000	556,000	650,000	744,000	839,000

1,820,000	808,000	944,000	1,080,000	1,217,000

2,380,000	1,060,000	1,238,000	1,416,000	1,595,000

2,940,000	1,312,000	1,532,000	1,752,000	1,973,000

3,500,000	1,564,000	1,826,000	2,088,000	2,351,000

The table above illustrates the straight life annuity amounts payable under the DuPont Pension and Retirement Plan and pension restoration plans to DuPont employees retiring at age 65 in 2006. Benefits are subject to a Social Security offset which is reflected in the estimated benefits shown in the table. As of retirement age (65), the years of service credited for retirement benefits for active DuPont employees named in the Summary Compensation Table on page 24 would be as follows: 43 years for C. O. Holliday, Jr., 13 years for R. R. Goodmanson, 40 years for G. M. Pfeiffer, 38 years for S. J. Mobley and 39 years for T. M. Connelly, Jr.

2 — RATIFICATION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Article III, Section 5, of the Bylaws provides that it shall be the duty of the Audit Committee to employ, subject to stockholder ratification at each annual meeting, independent public accountants to audit the books of account, accounting procedures and financial statements of the Company for the year and to perform such other duties as prescribed from time to time by the Audit Committee. On April 27, 2005, the stockholders ratified the appointment by the Audit Committee of PricewaterhouseCoopers LLP (PwC) to perform the functions assigned to it in accordance with the Bylaws.

PwC, an independent registered public accounting firm, has served as the Company's independent accountants continuously since 1954. It is believed that its knowledge of the Company's business gained through this period of service is valuable.

Securities and Exchange Commission rules require reassignment of the lead partner after five years. This rotation provides the Company the benefit of new thinking and approaches in the audit area.

Fees for services provided by PwC for the past two completed fiscal years ended December 31 (in millions) were as follows:

	2005	2004
Audit Fees	$18.9	$18.8
Audit-Related Fees	1.8	5.4
Tax Fees	0.1	0.9
All Other Fees	0.1	0.4

TOTAL	$20.9	$25.5

Fees for audit services included the audit of the Company's consolidated financial statements, separate audits of its subsidiaries, services associated with regulatory filings, and the audit of Management's Report on Internal Control over Financial Reporting and the effectiveness of internal control over financial reporting. Fees for audit-related services primarily included accounting services associated with the repatriation of cash under the American Jobs Creation Act, audits of company-sponsored benefit plans and statutory attestation services. For 2004, audit-related fees also included audits of separate financial statements of the divested Textiles & Interiors businesses. Tax fees in 2004 principally included certain tax compliance and planning services. Fees for all other services primarily included miscellaneous consulting.

The Audit Committee has adopted a Policy on Pre-approval of Services Performed by the Independent Registered Public Accounting Firm. A summary of the Policy appears in this Proxy Statement beginning on page A-4.

Subject to ratification by the holders of DuPont Common Stock, the Audit Committee has reemployed PwC as the independent registered public accounting firm to audit the Company's consolidated financial statements for the year 2006 and to render other services as required of them. Representatives of PwC are expected to be present at the meeting and will have an opportunity to address the meeting and respond to appropriate questions.

The Board of Directors recommends
that you vote "FOR"
the following resolution:

RESOLVED: That the action of the Audit Committee in employing PricewaterhouseCoopers LLP as the independent registered public accounting firm for the year 2006 to perform the functions assigned to it in accordance with Article III, Section 5, of the Bylaws of E. I. du Pont de Nemours and Company hereby is ratified.

3 — STOCKHOLDER PROPOSAL
ON EXECUTIVE COMPENSATION

The International Brotherhood of DuPont Workers, P. O. Box 10, Waynesboro, Virginia 22980, owner of 60 shares of DuPont Common Stock, has given notice that it will introduce the following resolution and statement in support thereof:

RESOLVED: That the stockholders of E. I. du Pont de Nemours and Company, assembled in annual meeting in person and by proxy, hereby recommend the following nonbinding proposal: that the Board of Directors prepare a report, to be made available to shareholders four months after the 2006 Annual Meeting, that shall review the compensation packages provided to senior executives of the Company and address the following.

1.
Ways to link compensation more closely to the Company's financial performance.

2.
Comparison of compensation packages for senior executives with that provided to the lowest paid Company employees in the U.S. and internationally.

3.
Whether there should be a ceiling on compensation provided to senior executives so as to prevent the possibility of excessive compensation.

4.
Whether compensation of senior executives should be adjusted in the event of the layoff of a substantial number of employees.

5.
Ways to link compensation to the Company's social corporate performance (e.g. incentives given for meeting or surpassing certain standards, such as those involving the impact of production on the environment).

Stockholder's Statement

Mr. Holliday has served as CEO since 1998 and during that time his total compensation has been made up of three elements—salary, cash bonus and stock.

While his salary and bonus for 2004 was 3.6 million, a 50% increase over what he received during 2003, that amount is dwarfed by what he has received in stock. As of October 2005, Mr. Holliday has been provided with over 460,000 shares of stock, over 3.5 million stock options and over 130,000 restricted stock units. Also, Mr. Holliday can look forward to a pension, were he to retire right now, of close to $2 million per year.

In contrast with the white glove treatment that Mr. Holliday has received, the stockholders and employees have been subject to very different treatment.

For stockholders, since 1998 when Mr. Holliday took over as CEO, DuPont stock is down over 30% (with DuPont stock at $40) while the S&P is up 30%. Dow Chemical, a competitor, is up over 40% for that same period.

For employees, they have received a yearly wage increase that has averaged significantly less than 3%, and in just the last four years, their contribution toward health care costs have gone up almost four fold. For DuPont pensioners, the picture is even worse, with retirees often paying more in health care costs than they receive from their pension!

It is said that success comes with its price and that price can be expensive. In the case of DuPont and its treatment of Mr. Holliday, it can also be said that failure comes with its price—and that price is also expensive.

While DuPont has many formulas for calculating executive compensation, all detailed within the proxy statement, you have to wonder what all these formulas really mean since Mr. Holliday has been accumulating enormous wealth while the shareholders, employees and pensioners have been suffering.

It is past time for DuPont to rethink the criteria used for compensating its senior executives. This proposal will do just that and would be applauded by the employees of DuPont as well as the general public. This proposal simply makes sense!

If you AGREE, please mark your proxy FOR this resolution.

Position of the Board of Directors
The Board of Directors
recommends that you vote
"AGAINST" this proposal

The Board shares the underlying objective that the Company's executive compensation policy and programs be linked to business and individual performance and stockholder value. The Company's executive compensation policy is designed to attract, motivate, reward and retain high quality executives necessary for the leadership of the Company by aligning their interests with those of the stockholders, and recognizing the individual and team performance of each executive in meeting the business objectives of the Company.

The Board believes that the objective of this proposal is being addressed through the engaged oversight and work of the Compensation Committee and the Committee's Report on Executive Compensation set forth on pages 18-23 of this Proxy Statement ("Report").

The Report describes how closely executive compensation is linked to the Company's financial performance on an annual, mid-term and long-term basis.

In 2003 and again in 2005, the Compensation Committee worked with an outside consultant to undertake a study of DuPont's executive compensation strategy. As a result, changes were implemented to further strengthen the link between compensation and corporate financial performance. For example, senior leadership now receives performance-based restricted stock units based on pre-established performance-based operational metrics. These performance-based units are more fully described in the Report.

In addition, the Report describes the link between annual variable compensation and social corporate performance, including performance on the Company's core values—"payments may be differentiated by platform and business unit based on a qualitative assessment of performance on the Company's core values: ethics and integrity; workplace environment, treatment and development of people, and strategic staffing (including diversity); and safety, health and environmental stewardship."

The Report also describes the steps taken by the Company to address concern over increasing CEO compensation in the market, relative to that of average employees, without corresponding accountability for performance. Over the past decade, the position of DuPont's Executive Vice President has been used as an additional benchmark, with total annual cash compensation for the CEO currently about twice that of the Executive Vice President.

In the Board's view, the report requested by the proposal would duplicate the Compensation Committee's ongoing work to review, evaluate and modify the Company's executive compensation policy and programs and to report annually to all stockholders through the Proxy Statement.

4 — STOCKHOLDER PROPOSAL
ON GENETICALLY MODIFIED FOOD

Christian Brothers Investment Services, Inc., 90 Park Avenue, New York, New York 10016, owner of 58,504 shares of DuPont Common Stock; The Sisters of St. Francis of Philadelphia, 609 South Convent Road, Aston, Pennsylvania 19014, owner of $2,000 or more worth of shares of DuPont Common Stock; The Sisters of Charity of Saint Elizabeth, P. O. Box 476, Convent Station, New Jersey 07961, owner of 1,300 shares of DuPont Common Stock; The Episcopal Church, 815 Second Avenue, New York, New York 10017, owner of 11,200 shares of DuPont Common Stock; As You Sow Foundation, 311 California Street, Suite 510, San Francisco, California 94104, as representative of Adelaide Gomer, owner of 125 shares of DuPont Common Stock; Sisters of St. Dominic of Caldwell, New Jersey, 52 Old Swartswood Station Road, Newton, New Jersey 07860, owner of 100 shares of DuPont Common Stock; The Benedictine Sisters of Mount St. Scholastica, Inc., 801 S. 8th Street, Atchison, Kansas 66002, owner of 589 shares of DuPont Common Stock; The Congregation of Benedictine Sisters, 285 Oblate Drive, San Antonio, Texas 78216, owner of 600 shares of DuPont Common Stock; The Grand Rapids Dominican Sisters, 2025 E. Fulton Street, Grand Rapids, Michigan 49503, owner of 1407 shares of DuPont Common Stock; and Providence Trust, 515 SW 24th Street, San Antonio, Texas 78207, owner of 4,750 shares of DuPont Common Stock have given notice that they will introduce the following resolution and statement in support thereof:

Stockholders' Statement

 Whereas:  Disclosure of material information is a fundamental principle of our capital markets. Investors, their confidence in corporate bookkeeping shaken, are starting to scrutinize other possible "off-balance sheet" liabilities, such as risks associated with activities harmful to human health and the environment, that can impact long-term shareholder value.

SEC reporting requirements include disclosure of environmental liabilities and of trends and uncertainties that the company reasonably expects will have a material impact on revenues. Public companies are now required to establish a system of controls and procedures designed to ensure that financial information required to be disclosed in SEC filings is recorded and reported in a timely manner.

Whereas:  The FDA does not require producers of genetically engineered (GE) food products to seek prior FDA approval of finished GE food products; nor does the FDA issue assurances as to the safety of these products. Producers of GE-products are merely encouraged to have voluntary safety consultations with the FDA.

According to Safety of Genetically Engineered Foods: Approaches to Assessing Unintended Health Effects (National Academy of Sciences [NAS] 7/2004): "...there remain sizable gaps in our ability to identify...unintended adverse effects on human health [of genetically modified organisms]." (p.15)

No post-marketing surveillance is required to verify results of pre-market screening for unanticipated adverse health consequences from the consumption of GE food (NAS 7/2004) or environmental impacts from the production of GE crops.

Gone to Seed (Union of Concerned Scientists) reports that genetically engineered DNA is contaminating U.S. traditional seed stocks of corn, soybeans and canola, and that if left unchecked could disrupt agricultural trade, unfairly burden the organic foods industry, and allow hazardous materials into the food supply.

Weed resistance to herbicides used widely by farmers who plant genetically engineered herbicide resistant crops, is increasing. (Agriculture Research 8/24/04).

In December 2002, StarLink corn, not approved for human consumption, was detected in a U.S. shipment to Japan. StarLink first contaminated U.S. corn supplies in September 2000, triggering a recall of 300 products.

Insurers in Germany, the U.K. and elsewhere are refusing liability coverage for genetically engineered crops, demonstrating heightened concern about the long-term safety of GE crops.

An August-September 2004 survey of 1,194 grain elevators across the United States conducted by the American Corn Growers Foundation Farmer Choice-Customer First program found that nearly one-quarter (23.7%) reported that they are requiring segregation of biotech corn from conventional corn varieties.

Despite these potential hazards, DuPont does not include risks associated with genetically modified organisms in its financial reporting.

RESOLVED: That the board of directors review and report to shareholders by the 2007 annual meeting on the company's internal controls related to potential adverse impacts associated with genetically modified organisms, including:

•
reviewing the adequacy of current post-marketing monitoring systems;

•
retaining an independent environmental expert to review the effectiveness of established risk management processes; and

•
examining possible impact on seed product integrity.

Position of the Board of Directors
The Board of Directors
recommends that you vote
"AGAINST" this proposal

 The Board of Directors agrees that identification of and comprehensive disclosure of potential liabilities and trends and uncertainties facing the Company is of critical importance to stockholders and other constituencies. The Company currently has in place an extensive system of controls and procedures designed to ensure that issues are surfaced and addressed. The Board therefore believes that the concerns raisedin the proposal are already being satisfied.For a wide range of current information on DuPont's activities in the area of biotechnology, please visit www.biotech.dupont.com.

The Company conducts significant testingon new products before such products are brought to the marketplace. In the area of genetically engineered food products, the pre-market testing is a robust, multi-year process. Each new product undergoes a myriad of laboratory and field tests at every stage of development and commercialization, with such testing lasting for a period of seven to ten years. In addition, new products are subject to U.S. Department of Agriculture and Environmental Protection Agency approval requirements with which the Company fully complies. The Company also participates in the Food and Drug Administration's voluntary pre-market notification program and supports the adoption of a mandatory pre-market notification requirement.

Under the leadership of the Product Stewardship Council and associated product stewardship teams and networks throughout the Company, DuPont's ongoing product stewardship efforts are designed to assure that the Company's products remain safe and appropriate for use, and that any potential concerns regarding products are identified and addressed in a timely manner. Product stewardship reviews are conducted on a regular basis by all businesses.Data collected by the Company in any post-market monitoring is integrated fully into the product stewardship process. For example, any significant change in use, regulations or risk information may triggera new review of the product.

In recognition of the value of differing viewpoints and perspectives on the dialogue over biotechnology, the Company in 1999 established the Biotechnology Advisory Panel ("Panel"), an independent panel whose mission is "to guide our actions, help us create positions on important issues, and guide and challenge us in the development, testing and commercialization of new products based on biotechnology." The Panel's members represent a diversity of international interests, academic and vocational expertise, and cultural backgrounds. The interactive dialogue generated by the work of the Panel has enriched the Company's understanding of potential issues associated with the use of this technology. For a copy of the Biotechnology Advisory Panel's January 2005 report, please visit www.biotech.dupont.com.

The Company's entity-wide controls and procedures assure that employees from a wide variety of disciplines participate in the preparation of the Company's Securities and Exchange Commission ("SEC") disclosure documents. This includes employees with responsibility for biotechnology and genetically engineered food products, who are involved directly in identifying, analyzing and reporting information for disclosure in DuPont's SEC filings. The Board of Directors therefore believes that appropriate information about genetically engineered food products is being reflected in the Company's SEC filings.

5 — STOCKHOLDER PROPOSAL ON
PERFORMANCE-BASED COMPENSATION

The United Brotherhood of Carpenters and Joiners of America, 101 Constitution Avenue, NW, Washington, DC 20001, owner of 16,300 shares of DuPont Common Stock has given notice that it will introduce the following resolution and statement in support thereof:

RESOLVED: That the shareholders of E. I. du Pont de Nemours and Company ("Company") request that the Board of Director's Executive Compensation Committee establish a pay-for-superior-performance standard in the Company's executive compensation plan for senior executives ("Plan"), by incorporating the following principles into the Plan:

1.
The annual incentive component of the Company's Plan should utilize financial performance criteria that can be benchmarked against peer group performance, and provide that no annual bonus be awarded based on financial performance criteria unless the Company exceeds the median or mean performance of a disclosed group of peer companies on the selected financial criteria;

2.
The long-term equity compensation component of the Company's Plan should utilize financial and/or stock price performance criteria that can be benchmarked against peer group performance, and any options, restricted shares, or other equity compensation used should be structured so that compensation is received only when Company performance exceeds the median or mean performance of the peer group companies on the selected financial and stock price performance criteria; and

3.
Plan disclosure should allow shareholders to monitor the correlation between pay and performance established in the Plan.

Stockholder's Statement

 We feel it is imperative that executive compensation plans for senior executives be designed and implemented to promote long-term corporate value. A critical design feature of a well-conceived executive compensation plan is a close correlation between the level of pay and the level of corporate performance. We believe the failure to tie executive compensation to superior corporate performance has fueled the escalation of executive compensation and detracted from the goal of enhancing long-term corporate value. The median increase in CEO total compensation between 2003 and 2004 was 30.15% for S&P 500 companies, twice the previous year increase of 15.04% according to The Corporate Library's CEO Pay Survey.

The pay-for-performance concept has received considerable attention, yet most executive compensation plans are
designed to award significant amounts of compensation for average or below average peer group performance. Two common and related executive compensation practices have combined to produce pay-for-average-performance and escalating executive compensation.

First, senior executive total compensation levels are targeted at peer group median levels. Second, the performance criteria and benchmarks in the incentive compensation portions of the plans, which typically deliver the vast majority of total compensation, are calibrated to deliver a significant portion of the targeted amount. The formula combines generous total compensation targets with less than demanding performance criteria and benchmarks.

We believe the Company's Plan fails to promote the pay-for-superior-performance principle. Our proposal offers a straightforward solution: The Compensation Committee should establish and disclose meaningful performance criteria on which to base annual and long-term incentive senior executive compensation and then set and disclose performance benchmarks to provide for awards or payouts only when the Company exceeds peer group performance. We believe a plan to reward only superior corporate performance will help moderate executive compensation and focus senior executives on building sustainable long-term corporate value.

Position of the Board of Directors
The Board of Directors
recommends that you vote
"AGAINST" this proposal

 The Board agrees that executive compensation policies and practices should provide challenging performance objectives and serve to motivate executives to enhance long-term corporate values. We believe, however, that our current program is largely performance-based, and effectively aligns participants' interests with those of our stockholders. The Board also believes that adopting a policy such as that proposed would adversely affect our ability to attract and retain the most qualified senior executives.

The Compensation Committee, which is comprised of six independent, nonemployee directors, administers and oversees all of the Company's compensation programs, including those for senior executives. In 2003 and again in 2005, the Compensation Committee, with the assistance of an outside consultant, re-evaluated the Company's executive compensation strategy. As a result, the Company's long-term incentive program was expanded to include a blend of stock options, performance-based restricted stock units and time-vested restricted stock units. These vehicles provide a strong incentive for employees responsible for the growth and success of the Company and encourage ownership of DuPont stock, thus strengthening the link between grantees' interests and stockholders' interests.

Stock option grants are inherently performance-based because their value is directly linked to the Company's stock price over time, thereby reflecting the Company's fundamental performance. In order for grantees to realize any benefit, stock options require DuPont stock price appreciation.

Similarly, performance-based restricted
stock units take into account the Company's overall financial performance relative to pre-established performance-based objectives in both revenue growth and return on invested capital as compared with the Company's Peer Group, over a three-year period. Payouts can range from zero to 200% of the target grant. Time-vested restricted stock units provide capital accumulation opportunities and support retention goals for key employees.

The Company's annual variable compensation program rewards employees based on the performance of the Company, their business units and their individual contributions. In determining the amount available for variable compensation awards, the Compensation Committee employs a formula reflecting return on invested capital versus the Company's Peer Group and earnings per share growth. This approach ensures that the variable compensation component of compensation is performance-based.

For additional detail about the Company's compensation program, please see the Compensation Committee Report on Executive Compensation beginning on page 18 of this Proxy Statement.

For the reasons cited above, the Board believes that the elements of the Company's long-term incentive program are inherently performance-based and align employees' interests with those of DuPont's stockholders. Adoption of this proposal would reduce the Company's flexibility to offer competitive compensation arrangements and its ability to attract and retain the most qualified senior executives. Consequently, we do not believe that this proposal is in the long-term best interests of the Company's stockholders.

6 — STOCKHOLDER PROPOSAL
ON PFOA

United Steelworkers, Paper and Forestry, Rubber, Manufacturing, Energy, Allied Industrial and Service Workers International Union, 3340 Perimeter Hill Drive, Nashville, Tennessee 37211, owner of 74 shares of DuPont Common Stock; Amalgamated Bank LongView Collective Investment Fund, 15 Union Square, New York, New York 10003, owner of 333,298 shares of DuPont Common Stock; and Sisters of Mercy of the Americas, 515 Montgomery Avenue, Merion Station, Pennsylvania 19066, owner of 100 shares of DuPont Common Stock have given notice that they will introduce the following resolution and statement in support thereof:

RESOLVED: The shareholders of E. I. du Pont de Nemours and Company ("DuPont") urge the Board of Directors to issue a report on PFOA compounds used in DuPont products by the 2007 Annual Meeting, at reasonable cost and excluding confidential information, evaluating the feasibility of an expeditious phase-out of the use of PFOA in the production of all DuPont products including materials that may degrade to PFOA in use or in the environment, and the development and adoption of safer substitutes.

Stockholders' Statement

 DuPont faces liabilities and marketplace
risks due to the potential health and environmental consequences of PFOA, a chemical processing aid used in the production of Teflon® and other products.

PFOA does not break down in the environment and may be detectable in the blood of more than 90% of Americans. 3M—the original supplier—stopped producing PFOA in the U.S. due to concerns about its environmental impacts. PFOA has been detected in household dust in consumers' homes in several states, and in water near DuPont facilities in Parkersburg, WV, Fayetteville, NC and Circleville, OH.

The Company states in shareholder reports that it believes PFOA does not harm human health. Yet as of the filing of this resolution, management had not disclosed in shareholder reports that workers in DuPont's Parkersburg, WV facility most of whom were likely to have experienced elevated exposure to PFOA compared with the general population, were found to have higher than normal levels of leukemia, rheumatic heart disease, atherosclerosis and aneurysm.

Therefore, shareholders believe that the report requested by this resolution should also summarize the scientific studies indicative of potential health hazards associated with PFOA.

A class action lawsuit seeking $5 billionin damages has been filed against our company alleging the management's failure to disclose known risks of Teflon® to consumers, including but not limited to issues associated with emissions of PFOA.

In September 2004, DuPont settled a class action involving PFOA water pollution near the Parkersburg, WV plant, where DuPont manufactures Teflon®. DuPont will pay at least $108 million under the settlement. The company could have to spend an additional $235 million for medical monitoring for area residents and be subject to further personal injury suits if an independent panel finds a link between PFOA exposure and disease. (DuPont Form 10Q, 11/5/04)

DuPont received a criminal subpoena from the U.S. Justice Department in May 2005 regarding alleged withholding of information on risks of PFOA. This follows EPA civil charges asserting that the management unlawfully withheld information from EPA related to the Parkersburg, WV facility including the presence of PFOA in blood samples of pregnant DuPont employees, and PFOA contamination in local drinking water above the Company's community exposure guidelines. (EPA Notice, 7/8/04)

Risks of PFOA and related compounds
are currently under review for potential regulatory restrictions or bans in Canada, Australia and Europe.

To defend share value against the risks associated with PFOA, proponents urge a yes vote on this resolution.

Position of the Board of Directors
The Board of Directors
recommends that you vote
"AGAINST" this proposal

 The Board of Directors shares the underlying objective of the proposal to defend shareholder value in the Company's products associated with PFOA. However, in view of the current technological infeasibility of phasing out the use of PFOA in the production of all Company products, the Board of Directors believes that the Company's approach to PFOA, includingits recent commitment to the U.S. Environmental Protection Agency ("EPA") 2010/15 PFOA Stewardship Program, represents the best approach to defending shareholder value. Under the U.S. EPA program, the Company has committed to virtually eliminate the sources of exposure to PFOA from its manufacturing operations and products by 2015.

The Company uses a form of PFOA asa processing agent to manufacture fluoropolymer resins and dispersions.PFOA is not used in the manufacture of fluorotelomers; however, it is anunintended by-product at trace levels influorotelomer-based products. Both families of products provide significant and, in some cases, unique societal benefits. The Company believes, with its science and technology, that the U.S. EPA's goals can be achieved while continuing to provide fluoropolymer and fluorotelomer products to meet its customers' needs and contribute to shareholder value.

Stockholders and members of the public will be able to track the Company's progress against these commitments through the Company's website and that of the U.S. EPA. In addition, the Company has provided extensive discussion regarding PFOA in its periodic reporting documents required by the securities laws as well as providing a substantial body of information about PFOA on its website (www.pfoa.dupont.com).

7 — STOCKHOLDER PROPOSAL
ON CHEMICAL FACILITY SECURITY

Green Century Funds, 29 Temple Place, Suite 200, Boston, Massachusetts 02111, owner of 85 shares of DuPont Common Stock, has given notice that it will introduce the following resolution and statement in support thereof:

Stockholder's Statement

Whereas: Security at chemical facilities has become one of the most important issues facing our country. Across the United States, thousands of facilities use and store extremely hazardous substances in large quantities that pose major risks to surrounding communities, employees, and the environment;

Whereas: According to Risk Management Plans (RMPs) filed by companies with the U.S. Environmental Protection Agency, at over 100 of these facilities more than one million people live in the area where they could be seriously injured or killed in the event of a catastrophic incident such as a chemical accident or terrorist attack;

Whereas: A report by the Army Surgeon General in 2003 ranked an attack on a chemical plant second only to a widespread biological attack in the magnitude of its hazard to the public. Numerous other government agencies and private groups have published warnings about these dangers. (http//www.crtk.org/detail.cfm? docID=765%26cat=spills%2520and% 2520emergencies);

Whereas: It is often possible for a company to increase the inherent security of a facility and decrease the number of people at risk of harm by switching to chemicals that are less acutely hazardous, reducing the quantities of extremely hazardous substances stored at facilities, altering the processes used at facilities, or locating facilities outside densely populated areas;

Whereas: Improving physical security through such steps as hiring additional security guards and building perimeter fences will not reduce the number of people endangered by a facility;

Whereas: DuPont operates thirty-three facilities in the United States that combined put a total of over nine million people at risk in the event of a catastrophic release of chemicals caused by an accident or terrorist attack, according to an independent report analyzing RMPs filed by our Company with the EPA as of 2004 (http://uspirg.org/uspirg.asp?id2=13532&id3=USPIRG&). These facilities use large quantities of extremely hazardous substances including hydrofluoric acid, chlorine, hydrochloric acid, oleum (fuming sulfuric acid), phosgene, sulfur trioxide, and titanium tetrachloride;

Whereas: Shareholders know little about our Company's efforts to prevent and reduce the magnitude of catastrophic incidents at its facilities. Our Company's most recent 10-K and 10-Q filings contain no information on the possibility of such incidents and their potential impact on the Company or on employees, surrounding communities, and the environment;

RESOLVED, shareholders request that the independent directors of the Board of DuPont prepare a report, at reasonable cost and omitting proprietary information, on the implications of a policy for reducing potential harm and the number of people in danger from potential catastrophic chemical releases by increasing the inherent security of DuPont facilities through such steps as reducing the use and storage of extremely hazardous substances, reengineering processes, and locating facilities outside high-population areas. The report should be available to investors by the 2007 Annual Meeting.

Position of the Board of Directors
The Board of Directors
recommends that you vote
"AGAINST" this proposal

The Board of Directors is, and has been, acutely focused on the issues presented in this stockholder proposal. The Company has for decades implemented comprehensive programs to assess and reduce the risks associated with the use, handling, storage and transportation of hazardous chemicals on Company plant sites, including those that may be classified as higher-hazard chemicals. These processes and programs are reviewed on a regular basis, and continuously upgraded to reduce risks.

The Board of Directors has established an Environmental Policy Committee, which is composed entirely of independent directors. This Committee is charged with overseeing the Company's process safety management practices, as well as its environmental policies and practices, and reporting on its work to the full Board.

Additionally, the Company has adopted and implemented the DuPont SHE (safety, health and environment) Commitment, which is a driving force behind all of the Company's decisions related to the use and storage of chemicals, the manufacturing, inventory and materials handling processes employed by the Company, and the location of Company facilities. Specifically, the DuPont SHE Commitment states that the Company strives to "continuously analyze and improve our practices, processes and products to reduce their risk and impact throughout the product life cycle. We will develop new products and processes that have increasing margins of safety for both human health and the environment. We will seek opportunities to make our new and existing facilities inherently safer." The DuPont SHE Commitment is available at http://www2.dupont.com/Social_Commitment/en_US/SHE/usa/us2.html.

The implementation of Process Safety Management Programs at all manufacturing sites, which include risk management requirements involving technology, facilities and personnel, also seek to effectively identify and manage risks associated with the handling and storage of the various chemicals used by the Company. Specifically, under the Company's Process Hazards Analysis (PHA) system, the Program analyzes Inherently Safer Process opportunities to reduce risk on higher-hazard processes. The PHA also includes an analysis and review of facilities to evaluate the impact of a variety of potential consequences both on and off-site.

As part of the Company's program to ensure a comprehensive approach to these issues, the Company conducts routine internal audits of its safety, health and environmental performance in relation to its SHE Commitment. These audits review each facility's Process Safety Management Programs to assure compliance with Company expectations. Further, the Company's SHE programs are audited by two separate and independent auditors, both of which have specific experience in the safety, health and environment area. One such audit annually reviews the Company's SHE audit program with results reported to senior leadership. A summary of these findings is posted on the Company's website at http://www2.dupont.com/Social_Commitment/en_US/SHE/thirdparty/index.html. The second independent audit reviews the Company's SHE systems to ascertain overall adherence to the Company's SHE policies and programs.

The Proposal seeks the preparation and delivery of a report on the implications of a policy for reducing potential harm. The Company has already adopted such a policy, as set forth in the DuPont SHE Commitment. The Company's Process Safety Management Programs, as implemented, are designed to evaluate and address the very concerns stated in the Proposal. The Board therefore believes the objectives of the proposal are being met. Furthermore, a detailed report addressing the risks associated with the design and operation of the Company's chemical facilities would likely require disclosure of security sensitive and proprietary financial and operational data. Any such disclosure could compromise the security of the Company's facilities, its employees, and the surrounding communities.

For the reasons noted above, the Board of Directors recommends a vote "against" this proposal.

Other Matters

The Board of Directors knows of no other proposals that may properly be presented for consideration at the meeting but, if other matters do properly come before the meeting, the persons named in the proxy will vote your shares according to their best judgment.

APPENDIX "A"

E. I. DU PONT DE NEMOURS AND COMPANY

AUDIT COMMITTEE CHARTER

I.    PURPOSE

              The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities relating to:

•
Monitoring the quality, reliability and integrity of the Company's external financial reporting process;

•
The adequacy of the Company's internal controls particularly with respect to the Company's compliance with legal and regulatory requirements and corporate policy;

•
The independence and qualifications of the Company's independent registered public accounting firm, who shall be accountable to the Audit Committee and the Board of Directors;

•
The performance of the Company's internal audit function and the Company's independent registered public accounting firm; and

•
The preparation of an Audit Committee Report for inclusion in the Company's annual meeting proxy statement, in accordance with applicable rules and regulations.

II.    RESPONSIBILITIES

              The Audit Committee's responsibilities shall include:

•
Subject to shareholder approval, nominating, employing and replacing the independent registered public accounting firm to audit the consolidated financial statements of the Company.

•
Pre-approving all audit and permitted non-audit related services, including the fees related to the provision of such services, to be performed by the Company's independent registered public accounting firm.

•
Reviewing and appraising the audit efforts of the Company's independent registered public accounting firm.

•
Reviewing and appraising the audit efforts of the Company's internal audit function, including reviewing with the independent registered public accounting firm the responsibilities, budget and staffing of the internal audit function.

•
Ensuring that the independent registered public accounting firm submit, at least annually, to the Audit Committee a report describing (1) the independent registered public accounting firm's quality control procedures, (2) all relationships between the independent registered public accounting firm and the Company, and (3) material issues raised by the independent registered public accounting firm's most recent internal quality control review or peer review or by any governmental or professional inquiry or investigation in the most recent five-year period relating to the independent registered public accounting firm's audits. The Audit Committee is responsible for actively engaging in a dialogue with the independent registered public accounting firm with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm. As appropriate, the Audit Committee shall recommend that the Board of Directors take appropriate action in response to the independent registered public accounting firm's report to satisfy itself of their independence.

•
Reviewing with management and the independent registered public accounting firm the Company's financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company's Annual Report on Form 10-K and in its quarterly reports on Form 10-Q prior to filing such reports with the Securities and Exchange Commission. Such review shall include discussing with the independent registered public accounting firm those matters required to be discussed under generally accepted auditing standards and applicable regulations.

•
Discussing with management the Company's earnings press releases, earnings guidance, and other financial information provided to analysts and rating agencies.

•
Meeting with management periodically to discuss guidelines and policies governing the processes used to assess, monitor and control the Company's major risk exposures, including financial risk exposures.

•
Discussing with the independent registered public accounting firm any problems or difficulties encountered during the course of the audit and any significant disagreements with management.

•
Approving the appointment or removal of the Vice President and General Auditor.

•
Providing an open avenue of communication among and individually with the independent registered public accounting firm, management, the internal audit function, and the Board of Directors, and taking appropriate actions resulting from this interaction.

•
Establishing procedures for the receipt, retention and resolution of complaints regarding accounting, internal controls or auditing matters, including procedures for the confidential, anonymous submission of complaints by employees of the Company.

•
Reviewing and assessing the adequacy of this Charter on an annual basis and recommending changes, if any, to the Board of Directors.

•
Establishing a policy to govern the Company's hiring of employees or former employees of its independent registered public accounting firm.

•
Reporting regularly to the Board.

•
Conducting an annual performance evaluation of the Audit Committee.

III.    COMPOSITION

              The Audit Committee shall be comprised of at least three independent directors. All of the members of the Audit Committee shall be independent as determined under the Board's Corporate Governance Guidelines and the New York Stock Exchange standard and shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. In the judgment of the Board, all of the members of the Audit Committee shall be financially literate or become so within a reasonable period of time after his or her appointment to the Audit Committee and at least one member of the Committee shall possess experience and expertise in accounting or financial management.

              The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board. The members of the Audit Committee shall serve until their successors shall be duly elected and qualified.

              The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise it. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent registered public accounting firm to attend a meeting of or to meet with any members of, or consultants to, the Audit Committee.

              The Company shall provide the Audit Committee with a level of funding appropriate for the Audit Committee to carry out its responsibilities.

IV.    MEETINGS

              The Committee shall meet at least six times annually. As part of its job to foster open communication, the Committee shall meet at least annually with management, the Vice President and General Auditor and the independent registered public accounting firm in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.

V.    LIMITATION OF DUTIES

              While the Audit Committee has the responsibilities and powers set forth in the Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. The independent registered public accounting firm is responsible for planning and conducting audits. Management is responsible for preparing complete, accurate financial statements in accordance with generally accepted accounting principles.

APPENDIX "A-1"

Summary of Audit Committee Policy
on Pre-approval of Services Performed by the Independent Registered Public Accounting Firm

              The independence of the Company's independent registered public accounting firm is critical to ensure the integrity of the Company's financial statements. To assure that the services performed by the independent registered public accounting firm do not impair their independence, the Audit Committee has established a policy governing pre-approval of services to be provided by the independent registered public accounting firm.

              The independent registered public accounting firm will submit a report, which includes an aggregate of services in the following four categories expected to be rendered during the year and the related range of fees, to the Audit Committee for its approval:

1.
Audit services comprise the work necessary for the independent registered public accounting firm to render opinions on the audit of the consolidated financial statements of the Company and on management's assessment and on the effectiveness of the Company's internal controls as specified in §404 of the Sarbanes-Oxley Act, as well as work that generally only the independent registered public accounting firm can reasonably be expected to provide. Audit services include separate audits of the Company's subsidiaries, services associated with SEC registration statements, periodic reports and other documents issued in connection with securities offerings.

2.
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements, including financial statement audits of businesses to be divested, employee benefit plan audits, agreed-upon or expanded audit procedures to meet certain regulatory requirements, and certain attestation services.

3.
Tax services include selected non-U.S. tax compliance and limited assistance with tax audits involving federal, state and international tax consulting projects commenced prior to December 31, 2001.

4.
Other services include attestation services required in connection with governmental requests/reviews and other attestation services performed in connection with nonfinancial information.

              From time to time, circumstances may arise in which it will become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval (e.g., new services or approved services exceeding the pre-approved range of fees). In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.

              The Audit Committee has delegated limited pre-approval authority to the Audit Committee Chair. Any services and associated fees approved by the Audit Committee Chair will be reported to the Audit Committee at its next meeting.

APPENDIX "B"

E. I. DU PONT DE NEMOURS AND COMPANY

COMPENSATION COMMITTEE CHARTER

I. PURPOSE

              The primary purpose of the Compensation Committee is to:

•
Discharge the responsibilities of the Company's Board of Directors relating to compensation of the Company's executive employees;

•
Produce a Report on Executive Compensation for inclusion in the Company's annual meeting proxy statement, in accordance with applicable rules and regulations; and

•
Oversee the succession planning process and personal development for key positions.

II.    RESPONSIBILITIES

              The Compensation Committee's responsibilities shall include:

•
Establishment of the executive compensation policy for the Company consistent with corporate objectives and shareholder interests;

•
Oversight of the process for evaluation of the performance of the Chief Executive Officer, including coordination of input from independent directors regarding the performance of the Chief Executive Officer against Board-approved goals and objectives relevant to CEO compensation;

•
Recommendation to the Board regarding the compensation for the Chief Executive Officer based on the evaluation;

•
Review and approval of compensation for, including employment arrangements with, executive officers other than the CEO;

•
Recommendation to the Board regarding the compensation for nonemployee directors;

•
Administration of grants under the Company's compensation plans, including recommendation to the Board with respect to variable compensation and equity-based plans;

•
Assessment of key leadership talent and monitoring succession planning, development and retention of key current and future leaders;

•
Oversight of the Chief Executive Officer succession planning process;

•
Reporting regularly to the Board; and

•
Annual performance evaluation of the Compensation Committee.

B-1

              In carrying out these responsibilities, the Compensation Committee may

•
Take appropriate action to authorize the issuance of DuPont common stock pursuant to provisions of the Company's compensation and benefit plans;

•
Retain or replace trustees under the Company's benefit plans and take such other actions as may be required by the Company's compensation and benefit plans, related trust agreements or other plan documents;

•
Retain any consultant that the Committee considers appropriate and approve related fees and other retention terms; and

•
Request any officer or employee of the Company or the Company's outside counsel to attend a meeting of or to meet with any members of, or consultants to, the Compensation Committee.

III.    COMPOSITION

              The Compensation Committee shall be comprised of at least three independent directors, each of whom shall be independent as determined under the Board's Corporate Governance Guidelines and the New York Stock Exchange standard and shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

              The members of the Compensation Committee shall be elected by the Board at the annual organizational meeting of the Board. The members of the Compensation Committee shall serve until their successors shall be duly elected and qualified.

              The Company shall provide the Compensation Committee with a level of funding appropriate for the Compensation Committee to carry out its responsibilities.

IV.    MEETINGS

              The Committee shall meet at least three times annually. The Committee may at its discretion meet with or without management, and with or without any compensation consultant retained by the Committee, in separate executive sessions to discuss any matters that the Committee, management or the compensation consultant believe should be discussed privately.

B-2

APPENDIX "C"

E. I. DU PONT DE NEMOURS AND COMPANY

CORPORATE GOVERNANCE COMMITTEE CHARTER

I.    PURPOSE

               The primary purpose of the Corporate Governance Committee is to:

•
Identify individuals qualified to become Board members consistent with criteria approved by the Board and recommend to the Board nominees for election as directors of the Company, including nominees whom the Board proposes for election as directors at the annual meeting; and

•
Develop and recommend to the Board a set of corporate governance principles for the Company.

II.    RESPONSIBILITIES

               The Corporate Governance Committee's responsibilities shall include:

•
Selection of new directors who shall have the highest personal and professional integrity, who shall have demonstrated exceptional ability and judgment and who shall be most effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the shareholders;

•
Review and recommendation to the Board on the size, composition and organization of the Board and its committees; directorship policies and practices; Board operations; and associated matters of corporate governance, including committee charters;

•
Guidance on directors' continuing education;

•
Oversight of the evaluation of the Board and its effectiveness;

•
Reporting regularly to the Board; and

•
Annual performance evaluation of the Corporate Governance Committee.

               In carrying out these responsibilities, the Corporate Governance Committee may

•
Consult with the Chairman and Chief Executive Officer in developing recommendations to the Board on potential nominees for election to the Board and such other matters as the Committee considers appropriate; and

•
Retain any search firm that the Committee considers appropriate to be used to identify director candidates and approve related fees and retention terms of such firm.

III.    COMPOSITION

               The Corporate Governance Committee shall be comprised of independent directors, each of whom shall be independent as determined under the Board's Corporate Governance Guidelines and the New York Stock Exchange standard and shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

               The members of the Corporate Governance Committee shall be elected by the Board at the annual organizational meeting of the Board. The members of the Corporate Governance Committee shall serve until their successors shall be duly elected and qualified.

               The Company shall provide the Corporate Governance Committee with a level of funding appropriate for the Corporate Governance Committee to carry out its responsibilities.

IV.    MEETINGS

               The Committee shall meet at least three times annually. The Committee may at its discretion meet with or without management, and with or without any search firm retained by the Committee, in separate executive sessions to discuss any matters that the Committee, management or the search firm believe should be discussed privately.

APPENDIX "C-1"

Director Nomination Process

               The purpose and responsibilities of the Corporate Governance Committee, described in the Committee's Charter at Appendix C (and available on the Company's website at www.dupont.com), include recommending to the Board nominees for election as directors. The Committee's members are independent under the Board's Corporate Governance Guidelines and the NYSE standard.

              The Committee considers potential candidates suggested by Board members, as well as management, stockholders and others. The Committee has engaged a director recruitment firm to assist in identifying and evaluating potential candidates.

              The Board's Corporate Governance Guidelines describe qualifications for directors: Directors are selected for their integrity and character; sound, independent judgment; breadth of experience, insight and knowledge; and business acumen. Leadership skills, scientific or technology expertise, familiarity with issues affecting global businesses in diverse industries, prior government service, and diversity are among the relevant criteria, which will vary over time depending on the needs of the Board. Additionally, directors are expected to be willing and able to devote the necessary time, energy and attention to assure diligent performance of their responsibility.

              When considering candidates for nomination, the Committee takes into account these factors to assure that new directors have the highest personal and professional integrity, have demonstrated exceptional ability and judgment and will be most effective, in conjunction with other directors, in serving the long-term interest of all stockholders. The Committee will not nominate for election as a director a partner, member, managing director, executive officer or principal of any entity that provides accounting, consulting, legal, investment banking or financial advisory services to the Company.

              The Committee will consider candidates for director suggested by stockholders, applying the factors for potential candidates described above and taking into account the additional information described below. Stockholders wishing to suggest a candidate for director should write to the Secretary of the Company and include:

•
A statement that the writer is a stockholder of record (or providing appropriate support of ownership of DuPont stock);

•
The name of and contact information for the candidate;

•
A statement of the candidate's business and educational experience;

•
Information regarding each of the factors described above in sufficient detail to enable the Committee to evaluate the candidate;

•
A statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company or any other information that bears on potential conflicts of interest, legal considerations or a determination of the candidate's independence;

•
Information concerning service as an employee, officer or member of a board of any charitable, educational, commercial or professional entity;

•
Detailed information about any relationship or understanding between the proposing stockholder and the potential candidate; and

•
A statement by the potential candidate that s/he is willing to be considered and to serve as a director if nominated and elected.

              Once the Committee has identified a prospective candidate, the Committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on whatever information is provided to the Committee with the recommendation of the prospective candidate, as well as the Committee's own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination is based primarily on the likelihood that the prospective nominee can satisfy the factors described above. If the Committee determines, in consultation with the Chairman of the Board and other Board members as appropriate, that further consideration is warranted, it may gather additional information about the prospective nominee's background and experience.

              The Committee also considers such relevant factors as it deems appropriate, including the current composition of the Board and specific needs of the Board to assure its effectiveness. In connection with this evaluation, the Committee determines whether to interview the prospective nominee; one or more members of the Committee and other directors, as appropriate, may interview the prospective nominee in person or by telephone. After completing this evaluation, the Committee concludes whether to make a recommendation to the full Board for its consideration.

*    *    *

              This year Eleuthère (Thère) I. du Pont and Sean O'Keefe are standing for election by the stockholders for the first time. Mr. du Pont was brought to the attention of the Corporate Governance Committee by two nonemployee directors; Mr. O'Keefe was brought to the Committee's attention by the Chairman and Chief Executive Officer and the director recruitment firm retained by the Committee.

              For DuPont's 2007 Annual Meeting, the Committee will consider nominations submitted by stockholders of record and received by the Secretary of the Company by December 4, 2006.

DIRECTIONS TO THE DUPONT THEATRE

From Philadelphia on I-95 South

1.
Follow I-95 South to Wilmington.

2.
From right lane take Exit 7A marked "52 South, Delaware Ave."

3.
Follow exit road (11th Street) marked "52 South, Business District."

4.
Continue on 11th Street bearing left through Delaware Avenue intersection to parking.

5.
The DuPont Theatre is in the
Hotel du Pont Building.

From Baltimore on I-95 North

1.
Follow I-95 North to Wilmington Exit 7 marked "Route 52, Delaware Avenue."

2.
From right lane take Exit 7 onto Adams Street.

3.
At the third traffic light on Adams Street, turn right onto 11th Street.

4.
Follow 11th Street marked "52 South, Business District," bearing left through Delaware Avenue intersection to parking.

5.
The DuPont Theatre is in the
Hotel du Pont Building.

To reach Wilmington by train, please call AMTRAK at 800-872-7245 for Northeast Corridor service or SEPTA at 302-652-3278 for local train service.

www.dupont.com

Printed on Recycled Paper

E. I. du Pont de Nemours and Company Annual Meeting of Stockholders
April 26, 2006 10:30 a.m. Local Time
The DuPont Theatre DuPont Building 1007 Market Street Wilmington, Delaware
PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

Annual Meeting Proxy Card

☐	Please mark this box with an X if your address has changed and print the new address below.

A. Management Proposals - The Board of Directors recommends a vote "FOR" Board proposals 1 and 2.
1.	Election of Directors:	For	Withhold		For	Withhold		For	Withhold
	01 - Alain J.P. Belda	☐	☐	05 - Eleuthère I. du Pont	☐	☐	09 - Sean O'Keefe	☐	☐
	02 - Richard H. Brown	☐	☐	06 - Charles O. Holliday, Jr.	☐	☐	10 - William K. Reilly	☐	☐
	03 - Curtis J. Crawford	☐	☐	07 - Lois D. Juliber	☐	☐	11 - Charles M. Vest	☐	☐
	04 - John T. Dillon	☐	☐	08 - Masahlsa Naitoh	☐	☐
		For	Against	Abstain
2.	On Ratification of Independent Registered Public Accounting Firm	☐	☐	☐
B. Stockholder Proposals - The Board of Directors recommends a vote "AGAINST" the following stockholder proposals.
		For	Against	Abstain		For	Against	Abstain
3.	On Executive Compensation	☐	☐	☐	7. On Chemical Facility Security	☐	☐	☐
4.	On Genetically Modified Food	☐	☐	☐	(Check All That Apply)
5.	On Performance-Based Compensation	☐	☐	☐	Send Annual Meeting Ticket ☐
6.	On PFOA	☐	☐	☐	Discontinue Annual Report ☐ Mailings for this Account	Comments (see reverse)		☐
C. Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please sign this proxy exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the signer is a corporation, sign the full corporate name by duly authorized officer.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

E. I. DU PONT DE NEMOURS
AND COMPANY

Annual Meeting of Stockholders

April 26, 2006
10:30 a.m.

The DuPont Theatre
DuPont Building
1007 Market Street
Wilmington, Delaware

E. I. DU PONT DE NEMOURS AND COMPANY

This Proxy Solicited on Behalf of the Board of Directors.

The undersigned hereby appoints R. H. Brown, C. O. Holliday, Jr., and C. M. Vest, or any of them, each with power of substitution, as proxies for the undersigned to vote all shares of Common Stock of said Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on April 26, 2006, and any adjournments thereof, as hereinafter specified and, in their discretion, upon such other matters as may properly come before the meeting. The undersigned hereby revokes all proxies previously given.

As described on page 1 of the proxy statement, this proxy also provides voting instructions for shares held for the account of the undersigned in certain employee savings plans. A trustee for each plan will vote these shares as directed provided your voting instruction is received by April 20, 2006. A trustee for an employee savings plan may vote as directed by the plan sponsor or by an independent fiduciary selected by the plan sponsor all shares held in the plan for which no voting instructions are received. Other shares owned by you will be voted only if you sign and return a proxy card, vote by Internet or telephone, or attend the meeting and vote by ballot.

On matters for which you do not specify a choice, your shares will be voted in accordance with the recommendation of the Board of Directors.

When properly executed this proxy will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR proposals 1 and 2 and AGAINST proposals 3 through 7.

PLEASE VOTE, DATE AND SIGN THIS PROXY ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Your shares will not be voted unless you vote by Internet or telephone as described below or sign and return this card.

Comments:

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (with U.S. and Canada)		To vote using the Internet
•	Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.	•	Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE
•	Follow the simple instructions provided by the recorded message.	•	Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 12:00 a.m., Eastern Standard Time, on April 25, 2006.
THANK YOU FOR VOTING

Caller requesting to vote proxy one proposal at a time, voting for all nominees

IVR:	Welcome to Computershares's Express Voting Service. ‹pause›

To vote, you'll need to supply some information from your proxy card, this will only take a moment. If you don't have your card handy, feel free to hang-up and call back when you're ready. To start, please enter the control number (pause), this is the 6 digit number that is circled and located in the colored bar on the front of the card.
Caller:	011060 (example)
IVR:	Next, I'm going to need your holder account number. This number is underlined and located next to the control number. Please enter that number now, excluding any letters or leading zeroes.
Caller:	12688# (example)
IVR:	Thank you, please hold while I verify those numbers.
This message will play repeatedly until the host system responds	three seconds of silence followed by. . .) . . .still verifying (three more seconds of silence) . . .please continue to hold. . .
IVR:	Ok, you'll be voting your proxy for. . .
E. I. du Pont de Nemours and Company

Before you can vote, I need to verify one last piece of information. Located on the proxy card next to the underlined account number is a box that contains your proxy access number. Please enter that number now.
Caller:	20521 (example)
IVR:	Thank you, please hold while I verify that number. . .
This message will play repeatedly until the host system responds	(three seconds of silence followed by. . .) . . .still verifying. . .
IVR:	Ok, now to cast your vote. . .
IVR:	You can vote one of two ways. To vote all proposals in accordance with the recommendations of the Board of Directors, press 1. To vote one proposal at a time, press 2.
Caller:	Presses 2
IVR:	Ok, let's vote on each proposal.
IVR:	Proposal number 1. The Board of Directors recommends a vote for all nominees.

You have three ways to vote this item. You can vote for all nominees, withhold from all nominees or withhold from individual nominees. To vote for "all' nominees, press 1; withhold from all, press 2 or withhold from individual nominees, press 3. To cancel and start over, press star.
Caller:	Presses 1
IVR:	Okay, voting for all nominees
IVR:	Proposal number 2. For which the Board of Directors recommends a vote "for". To vote, "for", press 1; vote "against", press 2; or to "abstain", press 3.
Caller:	Presses 1
IVR:	Proposal number 3. For which the Board of Directors recommends a vote "against". To vote, "for", press 1; vote "against", press 2; or to "abstain", press 3.
Caller:	Presses 1

IVR:	Proposal number 4. For which the Board of Directors recommends a vote "against". To vote, "for", press 1; vote "against", press 2; or to "abstain", press 3.
Caller:	Presses 1
IVR:	Proposal number 5. For which the Board of Directors recommends a vote "against". To vote, "for", press 1; vote "against", press 2; or to "abstain", press 3.
Caller:	Presses 2
IVR:	Proposal number 6. For which the Board of Directors recommends a vote "against". To vote, "for", press 1; vote "against", press 2; or to "abstain", press 3.
Caller:	Presses 3
IVR:	Proposal number 7. For which the Board of Directors recommends a vote "against". To vote, "against", press 1; vote "against", press 2; or to "abstain", press 3.
Caller:	Presses 1
IVR:	If you would like to attend the annual meeting press 1 otherwise press 2.
Caller:	Presses 2
IVR:	If you would like to discontinue mailing an annual report to this account press 1, otherwise press 2.
Caller:	Presses 2
IVR:	If you're planning on attending the meeting, press 1, Otherwise, press 2
Caller:	Presses 1
IVR:	Ok, you've finished voting but before we process your vote let me list your choices and then you can confirm your vote at the end.
You've elected to vote as follows. . .
For proposal number 1, you voted ( )
You voted ( ) proposal numbers.
You voted ( ) proposal number
You abstained from proposal number ( ).
You voted for proposal number ( ).
If this is correct, press 1; to hear how you voted again, press 2 and to change your vote, press 3.
Caller:	Presses 1
IVR:	Please hold while I record your vote.
This message will play repeatedly until the host system responds	(three seconds of silence followed by. . .) . . .please continue to hold. . .
IVR:
Your vote has been recorded. It is not necessary for you to mail in your proxy card and we look forward to seeing you at the meeting. If you have another proxy card or wish to change your vote, press 1, otherwise I'm now going to end this call.
Caller:	timeout
IVR:	Thank you for voting, goodbye.
Caller:	Hang-up.

Caller requesting to vote proxy one proposal at a time, withholding from specific nominees

Dialog between application and the caller

IVR:	Welcome to Computershares's Express Voting Service. ‹pause›

To vote, you'll need to supply some information from your proxy card, this will only take a moment. If you don't have your card handy, feel free to hang-up and call back when you're ready. To start, please enter the control number (pause), this is the 6 digit number that is circled and located in the colored bar on the front of the card.
Caller:	011060 (example)
IVR:	Next, I'm going to need your holder account number. This number is underlined and located next to the control number. Please enter that number now, excluding any letters or leading zeroes.
Caller:	515# (example)
IVR:	Thank you, please hold while I verify those numbers.
This message will play repeatedly until the host system responds	three seconds of silence followed by. . .) . . .still verifying (three more seconds of silence). . .please continue to hold. . .
IVR:	Ok, you'll be voting your proxy for. . .
E. I. du Pont de Nemours and Company

Before you can vote, I need to verify one last piece of information. Located on the proxy card next to the underlined account number is a box that contains your proxy access number. Please enter that number now.
Caller:	99301 (example)
IVR:	Thank you, please hold while I verify that number. . .
This message will play repeatedly until the host system responds	(three seconds of silence followed by. . .) . . .still verifying . . .
IVR:	Ok, now to cast your vote . . .
IVR:	You can vote one of two ways. To vote all proposals in accordance with the recommendations of the Board of Directors, press 1. To vote one proposal at a time, press 2.
Caller:	Presses 2
IVR:	Ok, let's vote on each proposal.
IVR:	Proposal number 1. The Board of Directors recommends a vote for all nominees.

You have three ways to vote this item. You can vote for all nominees, withhold from all nominees or withhold from individual nominees. To vote for "all' nominees, press 1; withhold from all, press 2 or withhold from individual nominees, press 3. To cancel and start over, press star.
Caller:	Presses 3
IVR:	Okay, we will withhold the nominees you specify. . .
For each nominee listed on your card, there is a corresponding two-digit number. Enter the number corresponding to the nominee you want to withhold.
Caller:	Presses 0 (example)
IVR:	Ok, withholding from nominee number...

To withhold your vote from another nominee, enter the two-digit number. If there are no other nominees you wish to withhold press zero. If you've made a mistake and want to start over, press star.
Caller:	Presses number...
IVR:	Ok, withholding from nominee number...
To withhold your vote from another nominee, enter the two-digit number. If there are no other nominees you wish to withhold press zero. If you've made a mistake and want to start over, press star.
Caller:	Presses 0
IVR:	Ok, finished withholding for nominees
IVR:	Proposal number 2. For which the Board of Directors recommends a vote "for". To vote, "for", press 1; vote "against", press 2; or to "abstain", press 3.
Caller:	Presses 1
IVR:	Proposal number 3. For which the Board of Directors recommends a vote "against". To vote, "for", press 1; vote "against", press 2; or to "abstain", press 3.
Caller:	Presses 1
IVR:	Proposal number 4. For which the Board of Directors recommends a vote "against". To vote, "for", press 1; vote "against", press 2; or to "abstain", press 3.
Caller:	Presses 1
IVR:	Proposal number 5. For which the Board of Directors recommends a vote "against". To vote, "for", press 1; vote "against", press 2; or to "abstain", press 3.
Caller:	Presses 2
IVR:	Proposal number 6. For which the Board of Directors recommends a vote "against". To vote, "for", press 1; vote "against", press 2; or to "abstain", press 3.
Caller:	Presses 3
IVR:	Proposal number 7. For which the Board of Directors recommends a vote "against". To vote, "for", press 1; vote "against", press 2; or to "abstain", press 3.
Caller:	Presses 1
IVR:	If you would like to attend the annual meeting press 1 otherwise press 2.
Caller:	Presses 2
IVR:	If you would like to discontinue mailing an annual report to this account press 1, otherwise press 2.
Caller:	Presses 1
IVR:	Ok, you've finished voting but before we process your vote let me list your choices and then you can confirm your vote at the end.
You've elected to vote as follows. . . .
For proposal number 1, you voted for all nominees except nominee. ( )
You voted for proposal numbers ( ).
You voted against proposal numbers ( ).
You abstained from proposal numbers ( ).
If this is correct, press 1; to hear how you voted again, press 2 and to change your vote, press 3.
Caller:	Presses 1
IVR:	Please hold while I record your vote.

This message will play repeatedly until the host system responds	(three seconds of silence followed by...) ...please continue to hold...
IVR:
‹earcon› Your vote has been recorded. It is not necessary for you to mail in your proxy card and we look forward to seeing you at the meeting. If you have another proxy card or wish to change your vote, press 1, otherwise I'm now going to end this call.
Caller:	timeout
IVR:	Thank you for voting, goodbye.
Caller:	Hang-up.

Caller requesting to vote proxy as recommended by the Board of Directors

Dialog between application and the caller

IVR:	Welcome to Computershares's Express Voting Service. ‹pause›

To vote, you'll need to supply some information from your proxy card, this will only take a moment. If you don't have your card handy, feel free to hang-up and call back when you're ready. To start, please enter the control number (pause), this is the 6 digit number that is circled and located in the colored bar on the front of the card.
Caller:	011060 (example)
IVR:	Next, I'm going to need your holder account number. This number is underlined and located next to the control number. Please enter that number now, excluding any letters or leading zeroes.
Caller:	515# (example)
IVR:	Thank you, please hold while I verify those numbers.
This message will play repeatedly until the host system responds	three seconds of silence followed by. . .) . . .still verifying (three more seconds of silence). . .please continue to hold. . .
IVR:	Ok, you'll be voting your proxy for. . .
E. I. du Pont de Nemours and Company

Before you can vote, I need to verify one last piece of information. Located on the proxy card next to the underlined account number is a box that contains your proxy access number. Please enter that number now.
Caller:	99301 (example)
IVR:	Thank you, please hold while I verify that number. . .
This message will play repeatedly until the host system responds	(three seconds of silence followed by. . . ) . . .still verifying. . .
IVR:	Ok, now to cast your vote . . .
IVR:	You can vote one of two ways. To vote all proposals in accordance with the recommendations of the Board of Directors, press 1. To vote one proposal at a time, press 2.
Caller:	Presses 1
IVR:	If you're planning on attending the annual meeting, press 1. Otherwise, press 2
Caller:	Presses 1
IVR:	Ok, just to confirm. You've elected to vote all proposals in accordance with the recommendations of the Board of Directors.
IVR:	If this is correct, press 1; to hear how you voted again, press 2 and to change your vote, press 3.
Caller:	Presses 1
IVR:	Please hold while I record your vote.
This message will play repeatedly until the host system responds	(three seconds of silence followed by. . . ) . . .please continue to hold . . .

IVR:
Your vote has been recorded. It is not necessary for you to mail in your proxy card and we look forward to seeing you at the meeting. If you have another proxy card or wish to change your vote, press 1, otherwise I'm now going to end this call.
Caller:	timeout
IVR:	Thank you for voting, goodbye.
Caller:	Hang-up.

TEST SITE ONLY - No votes will be recorded

E. I. du Pont de Nemours and Company - Online Proxy

Proxy Login

Your Holder Account Number is underlined and appears in the colored bar on the front of your proxy.

Your Proxy Access Number is the number in the box to the right of your Holder Account Number.

Please enter your details below and click “Login”.

HOLDER ACCOUNT NUMBER (including the letter “C”):

PROXY ACCESS NUMBER:

Please note:
If you vote via the Internet, please do not mail your proxy.

E. I. du Pont de Nemours and Company
Computershare Investor Services
250 Royall St.
Canton, MA 02021

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E. I. du Pont de Nemours and Company - Online Proxy	Print

Electronic Delivery Option

Now there is a new and easy way for you to receive important shareholder information such as the Annual Report, Notice of Meeting and proxy-related materials - electronically. By registering for this service, you will enjoy convenient and timely access to company documents and help reduce high printing and postage costs, creating better shareholder value while at the same time helping the environment.

Simply enter your email address in the space provided. If we have previous electronic delivery instructions for you on file, your email address will appear below. If you do not wish to participate in this voluntary program, click “Continue” to proceed to online voting.

☒ Yes, please update my delivery preference to receive future annual meeting materials electronically. I have read and agreed to the Terms and Conditions for electronic delivery.

Email Address:	name@company.com

Email Address	name@company.com
Confirmation:

Continue

E. I. du Pont de Nemours and Company
Computershare Investor Services
250 Royall St.
Canton, MA 02021

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TEST SITE ONLY - No votes will be recorded

E. I. du Pont de Nemours and Company - Online Proxy	Print	Logout

PROXY - E. I. du Pont de Nemours and Company

-[Name of holder will appear here]-

E. I. DU PONT DE NEMOURS AND COMPANY

This Proxy Solicited on Behalf of the Board of Directors.

The undersigned hereby appoints R. H. Brown, C. O. Holliday, Jr., and C. M. Vest, or any of them, each with power of substitution, as proxies for the undersigned to vote all shares of Common Stock of said Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on April 26, 2006, and any adjournments thereof, as hereinafter specified and, in their discretion, upon such other matters as may properly come before the meeting. The undersigned hereby revokes all proxies previously given.

As described on page 1 of the proxy statement, this proxy also provides voting instructions for shares held for the account of the undersigned in certain employee savings plans. A trustee for each plan will vote these shares as directed provided your voting instruction is received by April 20, 2006. A trustee for an employee savings plan may vote as directed by the plan sponsor or by an independent fiduciary selected by the plan sponsor all shares held in the plan for which no voting instructions are received. Other shares owned by you will be voted only if you sign and return a proxy card, vote by Internet or telephone, or attend the meeting and vote by ballot.

☐ Check this box to cast your vote in accordance with the recommendations of E. I. du Pont de Nemours and Company Management

Management Proposals - The Board of Directors
recommends a vote “FOR” Board proposals 1 and 2.

1. Election of Directors:

01 - Alain J.P. Belda	☐ FOR	☐WITHHOLD
02 - Richard H. Brown	☐ FOR	☐ WITHHOLD
03 - Curtis J. Crawford	☐ FOR	☐ WITHHOLD

04 - John T. Dillon	☐ FOR	☐ WITHHOLD
05 - Eleuthère I. du Pont	☐ FOR	☐ WITHHOLD
06 - Charles O. Holliday, Jr.	☐ FOR	☐ WITHHOLD
07 - Lois D. Juliber	☐ FOR	☐ WITHHOLD
08 - Masahisa Naitoh	☐ FOR	☐ WITHHOLD
09 - Sean O’Keefe	☐ FOR	☐ WITHHOLD
10 - William K. Reilly	☐ FOR	☐ WITHHOLD
11 - Charles M. Vest	☐ FOR	☐ WITHHOLD

2. On Ratification of Independent Registered Public Accounting Firm	☐ FOR	☐ AGAINST	☐ ABSTAIN

Stockholder Proposals - The Board of Directors
recommends a vote “AGAINST” the following
stockholder proposals.

3. On Executive Compensation	☐ FOR	☐ AGAINST	☐ ABSTAIN
4. On Genetically Modified Food	☐ FOR	☐ AGAINST	☐ ABSTAIN
5. On Performance-Based Compensation	☐ FOR	☐ AGAINST	☐ ABSTAIN
6. On PFOA	☐ FOR	☐ AGAINST	☐ ABSTAIN
7. On Chemical Facility Security	☐ FOR	☐ AGAINST	☐ ABSTAIN

Optional Questions

Send Annual Meeting Ticket	☐ YES	☐ NO
Discontinue Annual Report Mailings for this Account	☐ YES	☐ NO

Choose your voting options above and click “Continue” to view a summary of your voting instructions

Continue

E. I. du Pont de Nemours and Company
Computershare Investor Services
250 Royall St.
Canton, MA 02021

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any form or medium without express written permission of Computershare Limited is prohibited.
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TEST SITE ONLY - No votes will be recorded

E. I. du Pont de Nemours and Company - Online Proxy	Print	Logout

To change your voting preference for one or more motions, please check the options displayed below and click the “Continue” button.

PROXY - E. I. du Pont de Nemours and Company

-[Name of holder will appear here]-

E. I. DU PONT DE NEMOURS AND COMPANY

This Proxy Solicited on Behalf of the Board of Directors.

The undersigned hereby appoints R. H. Brown, C. O. Holliday, Jr., and C. M. Vest, or any of them, each with power of substitution, as proxies for the undersigned to vote all shares of Common Stock of said Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on April 26, 2006, and any adjournments thereof, as hereinafter specified and, in their discretion, upon such other matters as may properly come before the meeting. The undersigned hereby revokes all proxies previously given.

As described on page 1 of the proxy statement, this proxy also provides voting instructions for shares held for the account of the undersigned in certain employee savings plans. A trustee for each plan will vote these shares as directed provided your voting instruction is received by April 20, 2006. A trustee for an employee savings plan may vote as directed by the plan sponsor or by an independent fiduciary selected by the plan sponsor all shares held in the plan for which no voting instructions are received. Other shares owned by you will be voted only if you sign and return a proxy card, vote by Internet or telephone, or attend the meeting and vote by ballot.

☐ Check this box to cast your vote in accordance with the recommendations of E. I. du Pont de Nemours and Company Management

Management Proposals - The Board of Directors
recommends a vote “FOR” Board proposals 1 and 2.

1. Election of Directors:

01 - Alain J.P. Belda	☒ FOR	☐ WITHHOLD
02 - Richard H. Brown	☒ FOR	☐ WITHHOLD
03 - Curtis J. Crawford	☒ FOR	☐ WITHHOLD

04 - John T. Dillon	☒ FOR	☐ WITHHOLD
05 - Eleuthère I. du Pont	☒ FOR	☐ WITHHOLD
06 - Charles O. Holliday, Jr.	☒ FOR	☐ WITHHOLD
07 - Lois D. Juliber	☒ FOR	☐ WITHHOLD
08 - Masahisa Naitoh	☒ FOR	☐ WITHHOLD
09 - Sean O’Keefe	☒ FOR	☐ WITHHOLD
10 - William K. Reilly	☒ FOR	☐ WITHHOLD
11 - Charles M. Vest	☒ FOR	☐ WITHHOLD

2. On Ratification of Independent Registered Public Accounting Firm	☒ FOR	☐ AGAINST	☐ ABSTAIN

Stockholder Proposals - The Board of Directors
recommends a vote “AGAINST” the following
stockholder proposals.

3. On Executive Compensation	☐ FOR	☒ AGAINST	☐ ABSTAIN
4. On Genetically Modified Food	☐ FOR	☒ AGAINST	☐ ABSTAIN
5. On Performance-Based Compensation	☐ FOR	☒ AGAINST	☐ ABSTAIN
6. On PFOA	☐ FOR	☒ AGAINST	☐ ABSTAIN
7. On Chemical Facility Security	☐ FOR	☒ AGAINST	☐ ABSTAIN

Optional Questions

Send Annual Meeting Ticket	☐ YES	☒ NO
Discontinue Annual Report Mailings for this Account	☐ YES	☒ NO

Choose your voting options above and click “Continue” to view a summary of your voting instructions

Continue

E. I. du Pont de Nemours and Company
Computershare Investor Services
250 Royall St.
Canton, MA 02021

Contact Computershare

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any form or medium without express written permission of Computershare Limited is prohibited.
Please view our Privacy policy.

TEST SITE ONLY - No votes will be recorded

E. I. du Pont de Nemours and Company - Online Proxy	Print	Logout

PROXY CONFIRMATION

Management Proposals - The Board of Directors
recommends a vote “FOR” Board proposals 1 and 2.

01 - Alain J.P. Belda	FOR
02 - Richard H. Brown	FOR
03 - Curtis J. Crawford	FOR
04 - John T. Dillon	FOR
05 - Eleuthère I. du Pont	FOR
06 - Charles O. Holliday, Jr.	FOR

07 - Lois D. Juliber	FOR
08 - Masahisa Naitoh	FOR
09 - Sean O’Keefe	FOR
10 - William K. Reilly	FOR
11 - Charles M. Vest	FOR
2. On Ratification of Independent Registered Public Accounting Firm	FOR

Stockholder Proposals - The Board of Directors
recommends a vote “AGAINST” the following
stockholder proposals.

3. On Executive Compensation	FOR	AGAINST
4. On Genetically Modified Food	FOR	AGAINST
5. On Performance-Based Compensation	FOR	AGAINST

6. On PFOA	AGAINST
7. On Chemical Facility Security	AGAINST

Optional Questions

Send Annual Meeting Ticket	( )
Discontinue Annual Report Mailings for this Account	( )

If you wish to register your voting preferences as indicated, press “Submit” to continue. If you wish to change your voting preferences, use the “Back” button below.

Back	Submit

E. I. du Pont de Nemours and Company
Computershare Investor Services
250 Royall St.
Canton, MA 02021

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E. I. du Pont de Nemours and Company - Online Proxy	Print	Logout

Thank you. Your voting preferences have been submitted and have been processed.

If you have any inquiries regarding your Online Proxy, please refer to the contact information below. Thank you for using this service.

Options

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E. I. du Pont de Nemours and Company
Computershare Investor Services
250 Royall St.
Canton, MA 02021

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QuickLinks

NOTICE OF ANNUAL MEETING
Proxy Statement
General Information
DUPONT BOARD OF DIRECTORS CORPORATE GOVERNANCE GUIDELINES
Office of the Chief Executive
Audit Committee Report
1— ELECTION OF DIRECTORS
Ownership of Company Stock
Compensation Committee Report on Executive Compensation
COMPENSATION INFORMATION
2 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors recommends that you vote "FOR" the following resolution
3 — STOCKHOLDER PROPOSAL ON EXECUTIVE COMPENSATION
Stockholder's Statement
Position of the Board of Directors The Board of Directors recommends that you vote "AGAINST" this proposal
4 — STOCKHOLDER PROPOSAL ON GENETICALLY MODIFIED FOOD
5 — STOCKHOLDER PROPOSAL ON PERFORMANCE-BASED COMPENSATION
6 — STOCKHOLDER PROPOSAL ON PFOA
7 — STOCKHOLDER PROPOSAL ON CHEMICAL FACILITY SECURITY
Position of the Board of Directors The Board of Directors recommends that you vote "AGAINST" this proposal
Other Matters
APPENDIX "A" E. I. DU PONT DE NEMOURS AND COMPANY AUDIT COMMITTEE CHARTER
APPENDIX "A-1" Summary of Audit Committee Policy on Pre-approval of Services Performed by the Independent Registered Public Accounting Firm
APPENDIX "B" E. I. DU PONT DE NEMOURS AND COMPANY COMPENSATION COMMITTEE CHARTER
APPENDIX "C" E. I. DU PONT DE NEMOURS AND COMPANY CORPORATE GOVERNANCE COMMITTEE CHARTER
APPENDIX "C-1" Director Nomination Process
DIRECTIONS TO THE DUPONT THEATRE
www.dupont.com